--------------------------------------------------------------------------------
WARBURG PINCUS FUNDS               [Credit Suisse Asset Management logo omitted]
CREDIT SUISSE INSTITUTIONAL SHARES

FOCUS FUND

LONG-SHORT MARKET NEUTRAL FUND

HIGH YIED FUND

MUNICIPAL BOND FUND


                         AUGUST 31, 2000 ANNUAL REPORT

More complete invormation about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. Institutional shareholders may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Institutional Shares, P.O. Box 9080, boston, MA 02205-9030

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.
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                            WARBURG PINCUS FOCUS FUND
                           PORTFOLIO MANAGERS' LETTER

                                                              September 25, 2000
Dear Shareholders:

We are writing to report on the results of the Warburg Pincus Focus Fund1 (the "Fund") for the fiscal year ended August 31, 2000.

At August 31, 2000, the net asset value ("NAV") of the Fund's institutional shares was $19.25, compared to an NAV of $20.15 at August 31, 1999. As a result, the institutional shares' total return was 33.9% (assuming the reinvestment of distributions totaling $5.77 per share). By comparison, the Standard & Poor's 500 Index2 (the "Index") returned 16.3% during the same period.

We attribute the Fund's meaningful outperformance of its Index benchmark in the fiscal year to our adoption of a "barbell" approach to the portfolio. This approach was designed to enable the Fund to weather the periods of high market volatility that we anticipated, and to do so better than the U.S. equity market as a whole.

On one end of the barbell, we emphasized the shares of companies that stood to benefit from global macroeconomic growth while possessing a somewhat defensive profile. Many of these were in the health care and consumer noncyclical sectors. On the other end, we focused on higher-growth companies, i.e., select technology names that combined a reasonable valuation with clear market leadership, proprietary products and/or strong pricing power.

Stock selection was effective on both ends of the barbell. Among the first group, we fared best with pharmaceutical-related companies such as Mylan Labs (which accounted for 2.1% of the portfolio at August 31) and Pfizer (2.9% at August 31), as well as the medical technology producer Guidant (3.2% at August
31). We also owned Nabisco Group Holdings (2.6% at August 31), the food manufacturer whose stock soared on the news that it was being acquired.

In technology, most of our largest positions generated solidly above-market returns. The top performers in this group included leading business-to-business software providers i2 Technologies (3.5% at August 31) and Siebel Systems (2.3% at August 31), and the Internet hardware giant Cisco Systems (4.2% at August
31).

Our underweight position in financial services (i.e., relative to the Index benchmark) was a detriment to performance, as the sector rallied late in the fiscal year. We maintained this stance due to financial service companies' poor fundamentals, which included limited revenue growth for many companies, deteriorating credit quality and increased competition. Stock selection in energy also negatively impacted performance, as we took losses on our positions in leading oil companies like Exxon, Chevron and Marathon.

As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,


D. Susan Everly, Director



                                        1
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                            WARBURG PINCUS FOCUS FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS FOCUS FUND INSTITUTIONAL SHARES AND THE S&P 500 INDEX2 FROM INCEPTION (7/31/98) AND AT EACH QUARTER END. (UNAUDITED)

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:



              Warburg Pincus
                Focus Fund
           Institutional Shares      S&P 500 Index2
07/31/98         $10000                 $10000
08/31/98           8780                   8554
11/30/98          11447                  10439
02/28/99          11770                  11145
05/31/99          12744                  11755
08/31/99          13452                  11960
11/30/99          14773                  12619
02/29/00          15287                  12451
05/31/00          16868                  12986
08/31/00          18010                  13911


                              INSTITUTIONAL SHARES
                              --------------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                     FOR THE PERIODS ENDED AUGUST 31, 2000

                         One Year         33.88%

                         From Inception
                         (7/31/98)        32.50%



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS FOCUS FUND COMMON SHARES AND THE S&P 500 INDEX1 FROM INCEPTION (10/30/98) AND AT EACH QUARTER END. (UNAUDITED)

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:



               Warburg Pincus
                 Focus Fund
               Common Shares             S&P 500 Index2
10/30/98          10000                     $10000
11/30/98          10765                       8554
02/28/99          11056                      10439
05/31/99          11960                      11145
08/31/99          12619                      11755
11/30/99          13844                      11960
02/29/00          14310                      12619
05/31/00          15780                      12451
08/31/00          16836                      12986


                                 COMMON SHARES
                                 -------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                     FOR THE PERIODS ENDED AUGUST 31, 2000

                          ONE YEAR          33.42%

                          FROM INCEPTION
                          (10/30/98)        32.70%


Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.


1 Name changed from Warburg Pincus Select Economic Value Equity Fund effective January 1, 2000.

2 The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

                                        2
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
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                            WARBURG PINCUS FOCUS FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2000

                                                         NUMBER
                                                        OF SHARES        VALUE
                                                        --------       --------
COMMON STOCKS -- 96.9%
AEROSPACE & DEFENSE -- 7.3%
  Boeing Co. ....................................          8,700    $   466,537
  Lockheed Martin Corp. .........................         18,200        516,425
                                                                    -----------
                                                                        982,962
                                                                    -----------
AGRICULTURE -- 2.7%
  Archer-Daniels-Midland ........................         41,265        363,648
                                                                    -----------
AUTOMOBILES -- 2.2%
  Ford Motor Co. ................................         12,237        295,982
                                                                    -----------
BEVERAGES & TOBACCO -- 3.6%
  Philip Morris Cos., Inc. ......................         16,400        485,850
                                                                    -----------
CHEMICALS -- 3.3%
  Du Pont (E.I.) De Nemours
    & Co. .......................................          7,700        345,537
  IMC Global, Inc. ..............................          7,000        102,812
                                                                    -----------
                                                                        448,349
                                                                    -----------
COMPUTERS, SOFTWARE & SERVICES -- 18.3%
  America Online** ..............................          6,800        398,650
  Compaq Computer Corp. .........................          8,600        292,937
  EMC Corp.** ...................................          1,400        137,200
  i2 Technologies** .............................          2,700        456,806
  Inktomi Corp.** ...............................          2,300        299,863
  Microsoft Corp.** .............................          7,400        516,613
  Siebel Systems, Inc.** ........................          1,500        296,719
  Yahoo, Inc.** .................................            500         60,750
                                                                    -----------
                                                                      2,459,538
                                                                    -----------
CONGLOMERATES -- 2.6%
  General Electric Co. ..........................          6,000        352,125
                                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 4.6%
  Unilever N.V. ADR .............................          8,000        378,000
  Wrigley (Wm.) Jr. Co. .........................          3,300        244,406
                                                                    -----------
                                                                        622,406
                                                                    -----------
ELECTRONICS -- 6.0%
  Atmel Corp.** .................................          8,000        160,000
  Cisco Systems** ...............................          8,100        555,863
  Motorola, Inc. ................................          2,500         90,156
                                                                    -----------
                                                                        806,019
                                                                    -----------
ENERGY & OIL EXPLORATION -- 3.7%
  Burlington Resources, Inc. ....................          3,300        129,731
  Texaco, Inc. ..................................          7,000        360,500
                                                                    -----------
                                                                        490,231
                                                                    -----------
FINANCIAL SERVICES -- 1.6%
  Freddie Mac ...................................          5,000        210,625
                                                                    -----------
FOOD & BEVERAGE -- 5.9%
  Coca-Cola Co. .................................          8,400        442,050
  Nabisco Group Holdings Corp. ..................         12,300        345,169
                                                                    -----------
                                                                        787,219
                                                                    -----------

                                                         NUMBER
                                                        OF SHARES        VALUE
                                                        ---------       --------

HEALTH CARE -- 5.8%
  Cardinal Health, Inc. .........................          2,500       $204,531
  Gilead Sciences, Inc.** .......................          1,400        151,200
  Guidant Corp.** ...............................          6,200        417,338
                                                                    -----------
                                                                        773,069
                                                                    -----------
MISCELLANEOUS -- 3.0%
  Standard & Poor's Depositary
    Receipts ....................................          2,600        396,094
                                                                    -----------
PHARMACEUTICALS -- 12.5%
  Eli Lilly & Co. ...............................          4,500        328,500
  Mylan Laboratories, Inc. ......................         10,200        270,938
  Pfizer, Inc. ..................................          8,900        384,925
  Pharmacia Corp. ...............................          8,800        515,350
  Watson Pharmaceuticals, Inc. ..................          2,800        172,725
                                                                    -----------
                                                                      1,672,438
                                                                    -----------
RETAIL -- 2.3%
  Costco Wholesale Corp.** ......................          4,000        137,750
  Wal-Mart Stores, Inc. .........................          3,700        175,519
                                                                    -----------
                                                                        313,269
                                                                    -----------
TELECOMMUNICATIONS -- 11.5%
  JDS Uniphase Corp.** ..........................          1,800        224,072
  Lucent Technologies ...........................         11,100        464,119
  SBC Communications, Inc. ......................         12,900        538,575
  WorldCom, Inc.** ..............................          8,600        313,900
                                                                    -----------
                                                                      1,540,666
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $11,342,773) ............................                   $13,000,490
                                                                    -----------

                                                            PAR
                                                           (000)
                                                          -------
SHORT-TERM INVESTMENT -- 1.8%
  BBH Grand Cayman U.S. Dollar
    Time Deposit
    5.710% 09/01/00 .............................           $241    $   240,569
    (Cost $240,569)                                                 -----------

TOTAL INVESTMENTS -- 98.7%
  (Cost $11,583,342*) ...........................                   $13,241,059

OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 1.3% ........................                       174,587
                                                                    -----------
TOTAL NET ASSETS -- 100.0% ......................                   $13,415,646
                                                                    ===========

* Cost for Federal income tax purposes at August 31, 2000 is $11,998,700. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ......................                   $1,910,237
        Gross Depreciation ......................                     (667,878)
                                                                   -----------
        Net Appreciation ........................                   $1,242,359
                                                                   ===========

 **  Non-income producing securities.

                            INVESTMENT ABBREVIATIONS
ADR .............................................  American Depository Receipt


                 See Accompanying Notes to Financial Statements.


                                        3
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
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                  WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
                           PORTFOLIO MANAGERS' LETTER

                                                              September 25, 2000
Dear Shareholders:

We are writing to report on the results of the Warburg Pincus Long-Short Market Neutral Fund (the "Fund") for the fiscal year ended August 31, 2000.

At August 31, 2000, the net asset value ("NAV") of the Fund's institutional shares was $14.78, compared to an NAV of $14.21 on August 31, 1999. As a result, the institutional shares' total return was 12.3%, assuming the reinvestment of dividends and distributions totaling $1.12 per share. By comparison, the Salomon Smith Barney U.S. One-Month Treasury Bill Index1 benchmark (the "Index") returned 5.1% during the same period.

The Fund outperformed the Index benchmark during the fiscal year due to a positive combination of market conditions and our emphasis on stock selection using fundamental factors that our research concluded would be most effective. Long positions had most, if not all, of the characteristics we favored, while the converse was true for desirable short stocks. These factors included:

o FINANCIAL CONDITION. Our analysis projected that companies whose financial condition was strong and improving would perform well. Among numerous criteria of financial condition, we successfully focused on companies with the best net profit margins within their competitive universe and relatively low debt levels.

o RELATIVE STRENGTH. Our indicators of relative strength -- in other words, the strength of a stock's price momentum compared to that of the market as a whole -- performed at historically high levels late in 1999. This was especially noteworthy in the context of the late 1999-early 2000 market environment, when traders were piling into stocks that had recently performed well. Emphasizing this factor proved beneficial to the Fund's overall performance accordingly.

o EARNINGS MOMENTUM. In an environment in which U.S. macroeconomic growth was slowing, we correctly highlighted companies whose earnings growth not only was showing above-average momentum, but also was driven by solid underlying fundamentals rather than questionable accounting treatments. In addition, we continued to focus on companies whose earnings estimates were being revised upward.

Top-performing   long  positions  during  the  fiscal  year  included   Hartford
Insurance, J.P. Morgan and Southwest Airlines, while our most successful shorts were Goodyear Tire, Atmel, Charles Schwab, Gillette and Bowater.

On the negative side of the ledger, long stock selection was least effective among names like At Home Corp., Beckman Coulter, Niagara Mohawk and Circuit City. Our worst-performing shorts included Coca-Cola, Cardinal Health and SPX Corp.

As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Structured Equities Management Team

William W. Priest, Jr., Chairman/Americas and Managing Director
Eric N. Remole, Managing Director
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President

INVESTING IN SHARES OF THE FUND CAN BE MORE VOLATILE AND RISKY THAN SOME OTHER FORMS OF INVESTMENTS. IN ADDITION, IF THE ADVISER TAKES LONG POSITIONS IN STOCKS THAT DECLINE OR SHORT POSITIONS IN STOCKS THAT INCREASE IN VALUE, THEN LOSSES OF THE FUND MAY EXCEED THOSE OF OTHER STOCK MUTUAL FUNDS THAT HOLD LONG POSITIONS ONLY.

                                        4
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
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                  WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND INSTITUTIONAL SHARES AND THE SALOMON SMITH BARNEY U.S. ONE-MONTH TREASURY INDEX1 FROM INCEPTION (7/31/98) AND AT EACH QUARTER END. (UNAUDITED)

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:




              Warburg Pincus
                Long-Short              Salomon Smith
           Market Neutral Fund      Barney U.S. One-Month
           Institutional Shares       Treasury Index 1

07/31/98         $10000                   $10000
08/31/98          10180                    10040
11/30/98           9927                    10133
02/28/99          10061                    10242
05/31/99           9804                    10355
08/31/99           9601                    10467
11/30/99          10439                    10582
02/29/00          11307                    10710
05/31/00          10811                    10859
08/31/00          10782                    11005

                              INSTITUTIONAL SHARES
                              --------------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                     FOR THE PERIODS ENDED AUGUST 31, 2000

                         One Year         12.29%
                         From Inception
                         (7/31/98)         3.67%


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND COMMON SHARES AND THE SALOMON SMITH BARNEY U.S. ONE-MONTH TREASURY INDEX1 FROM INCEPTION (9/8/98) AND AT EACH QUARTER END. (UNAUDITED)

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:




              Warburg Pincus
                Long-Short                  Salomon Smith
           Market Neutral Fund           Barney U.S. One-Month
              Common Shares                 Treasury Index1

09/08/98         $10000                        $10000
11/30/98           9803                         10029
02/28/99           9927                         10137
05/31/99           9674                         10249
08/31/99           9467                         10360
11/30/99          10288                         10474
02/29/00          11136                         10601
05/31/00          10638                         10748
08/31/00          10603                         10893


                                 COMMON SHARES
                                 -------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                     FOR THE PERIODS ENDED AUGUST 31, 2000

                        One Year          12.00%
                        From Inception
                        (9/8/98)           3.00%


Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.



(1) Monthly return equivalents of yield averages which are not marked to market. The Salomon Smith Barney U.S. One-Month Treasury Index consists of the last one-month Treasury bill issues.

                                        5
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                  WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2000

                                                           NUMBER
                                                          OF SHARES    VALUE
                                                          ---------   --------
COMMON STOCKS -- 87.6%
AEROSPACE & DEFENSE -- 1.3%
   Textron, Inc. .........................................     1,500   $ 84,094
                                                                       --------
AIR TRANSPORT-FREIGHT -- 1.7%
   Southwest Airlines Co. ................................     4,900    110,862
                                                                       --------
AUTOMOBILES -- 4.6%
   AutoNation, Inc.** ....................................     4,900     31,850
   Ford Motor Co. ........................................     5,600    135,450
   General Motors Corp. ..................................     1,300     93,844
   General Motors Corp. Class H** ........................     1,300     43,063
   Visteon Corp. .........................................         1         11
                                                                       --------
                                                                        304,218
                                                                       --------
BEVERAGES & TOBACCO -- 0.5%
   Philip Morris Cos., Inc. ..............................     1,200     35,550
                                                                       --------
BUILDING & BUILDING MATERIALS -- 2.5%
   Armstrong Holdings, Inc. ..............................    10,400    165,750
                                                                       --------
BUSINESS SERVICES -- 2.4%
   Cendant Corp.** .......................................     1,300     17,144
   Iron Mountain, Inc.** .................................     1,000     34,125
   Lamar Advertising Co.** ...............................     2,300    106,806
                                                                       --------
                                                                        158,075
                                                                       --------
CHEMICALS -- 1.8%
   Air Products & Chemicals, Inc. ........................     1,300     47,206
   Occidental Petroleum Corp. ............................     3,500     75,688
                                                                       --------
                                                                        122,894
                                                                       --------
COMPUTERS, SOFTWARE & SERVICES -- 0.2%
   Earthlink, Inc.** .....................................     1,000     11,250
                                                                       --------
CONSTRUCTION & BUILDING MATERIALS -- 1.1%
   Ingersoll-Rand Co. ....................................     1,600     72,900
                                                                       --------
CONSUMER PRODUCTS & SERVICES -- 2.3%
   Nu Skin Enterprises, Inc.** ...........................     1,300      8,531
   Unilever N.V. ADR .....................................     3,000    141,750
                                                                       --------
                                                                        150,281
                                                                       --------
ELECTRIC UTILITIES -- 6.0%
   FirstEnergy Corp. .....................................     3,300     81,675
   Niagara Mohawk Power** ................................    17,400    224,025
   Pinnacle West Capital .................................     2,400     98,850
                                                                       --------
                                                                        404,550
                                                                       --------
ELECTRONICS -- 6.0%
   Circuit City Stores ...................................     1,800     46,688
   Intel Corp. ...........................................     1,400    104,825
   Linear Technology Corp. ...............................     2,200    158,263
   Motorola, Inc. ........................................     1,600     57,700
   Teradyne, Inc.** ......................................       400     25,925
   Xilinx, Inc.** ........................................       100      8,888
                                                                       --------
                                                                        402,289
                                                                       --------

                                                            NUMBER
                                                           OF SHARES    VALUE
                                                           ---------   --------
ENERGY & OIL EXPLORATION -- 4.8%
   Apache Corp. ..........................................     1,000   $ 63,000
   Burlington Resources, Inc. ............................     2,900    114,006
   Exxon Mobil Corp. .....................................       800     65,300
   Tidewater, Inc. .......................................     2,000     80,750
                                                                       --------
                                                                        323,056
                                                                       --------
FINANCIAL SERVICES -- 10.3%
   AMBAC Financial Group, Inc. ...........................       200     12,925
   Hartford Financial Services,
     Inc .................................................     3,200    213,200
   J.P. Morgan & Co., Inc. ...............................     1,300    217,344
   Legg Mason, Inc. ......................................     1,600     84,400
   Merrill Lynch & Co., Inc. .............................       500     72,500
   UnionBanCal Corp. .....................................     3,500     86,844
                                                                       --------
                                                                        687,213
                                                                       --------
FOOD & BEVERAGE -- 4.3%
   Anheuser-Busch Cos., Inc. .............................     1,200     94,575
   Coors, (Adolph) Class B ...............................     1,200     71,475
   Darden Restaurants, Inc. ..............................     2,200     38,913
   Tootsie Roll Industries ...............................     2,100     84,525
                                                                       --------
                                                                        289,488
                                                                       --------
HEALTH CARE -- 4.2%
   Abbott Laboratories ...................................     2,600    113,750
   Cigna Corp. ...........................................     1,200    116,700
   Tenet Healthcare Corp. ................................     1,600     49,600
                                                                       --------
                                                                        280,050
                                                                       --------
INSURANCE -- 2.1%
   CNA Financial Corp.** .................................     2,400     95,250
   Wesco Financial Corp. .................................       200     48,000
                                                                       --------
                                                                        143,250
                                                                       --------
INTERNET CONTENT -- 2.1%
   Internet Capital Group, Inc.** ........................     4,100    142,988
                                                                       --------
INTERNET SOFTWARE -- 0.2%
   New Era of Networks, Inc.** ...........................       400     14,025
                                                                       --------
METALS & MINING -- 5.5%
   Barrick Gold Corp. ....................................     2,900     46,219
   Bethlehem Steel Corp.** ...............................     3,500     12,250
   Inco, Ltd.** ..........................................    12,900    230,588
   Newmont Mining Corp. ..................................     4,100     76,106
                                                                       --------
                                                                        365,163
                                                                       --------
PAPER & FOREST PRODUCTS -- 1.0%
   Weyerhaeuser Co. ......................................     1,400     64,838
                                                                       --------
PHARMACEUTICALS -- 2.8%
   Chiron Corp.** ........................................       900     48,656
   ICOS Corp.** ..........................................     2,400    140,850
                                                                       --------
                                                                        189,506
                                                                       --------


                 See Accompanying Notes to Financial Statements.

                                        6
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
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            WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND (CONTINUED)


                                                            NUMBER
                                                           OF SHARES     VALUE
                                                           ---------   --------
COMMON STOCKS -- 87.6%
REAL ESTATE -- 7.1%
   Apartment Investment &
     Management Company
     Class A .............................................    3,500   $ 157,063
   CarrAmerica Realty Corp. ..............................    3,400      98,813
   Equity Residential Properties
     Trust ...............................................    1,100      52,800
   General Growth Properties, Inc. .......................    4,300     138,138
   Simon Debartolo Group .................................    1,300      29,656
                                                                      ---------
                                                                        476,470
                                                                      ---------
RETAIL -- 1.8%
   Best Buy Co., Inc.** ..................................    1,200      74,100
   Ticketmaster Online-City Search,
     Inc.** ..............................................    1,900      45,719
                                                                      ---------
                                                                        119,819
                                                                      ---------
RETAIL -- SPECIALTY APPAREL STORES -- 0.6%
   Intimate Brands, Inc. Class A .........................    2,600      41,925
                                                                      ---------
SEMICONDUCTORS -- 0.7%
   National Semiconductor Corp.** ........................    1,100      48,950
                                                                      ---------
TELECOMMUNICATIONS -- 9.6%
   A. H. Belo Corp. Class A ..............................    3,500      66,938
   American Tower Corp. Class A** ........................      200       7,263
   Copper Mountain Networks,
     Inc.** ..............................................      400      23,975
   Cox Communications, Inc.** ............................    3,900     138,694
   QUALCOMM, Inc.** ......................................      700      41,913
   Telephone and Data Systems,
     Inc .................................................    2,900     336,400
   WorldCom, Inc.** ......................................      800      29,200
                                                                      ---------
                                                                        644,383
                                                                      ---------
WASTE MANAGEMENT -- 0.1%
   Allied Waste Industries, Inc.** .......................      400       3,675
                                                                      ---------
   TOTAL COMMON STOCKS
     (Cost $5,436,039) ...................................           $5,857,512
                                                                     ----------

SECURITIES SOLD SHORT -- (86.6%)
AEROSPACE & DEFENSE -- (5.5%)
   AMR Corp.** ...........................................   (1,400)    (45,938)
   General Dynamics Corp. ................................     (700)    (44,056)
   Lear Corp.** ..........................................   (1,900)    (40,969)
   Lockheed Martin Corp. .................................   (2,900)    (82,288)
   T.R.W., Inc. ..........................................   (3,400)   (155,338)
                                                                      ---------
                                                                       (368,589)
                                                                      ---------
ARRANGEMENT OF TRANSPORTATION OF
FREIGHT & CARGO -- (0.7%)
   Ryder System, Inc. ....................................   (2,400)    (46,050)
                                                                      ---------

                                                           NUMBER
                                                          OF SHARES     VALUE
                                                          ---------    --------
AUTOMOBILE PARTS & EQUIPMENT -- (2.3%)
   Dana Corp. ............................................   (2,700)  $ (66,656)
   Goodyear Tire & Rubber Co. ............................   (3,800)    (88,825)
                                                                      ---------
                                                                       (155,481)
                                                                      ---------
BANKS & SAVINGS & LOANS -- (4.2%)
   FirstMerit Corp. ......................................  (12,100)   (282,081)
                                                                      ---------
BEVERAGES & TOBACCO -- (0.7%)
   UST, Inc. .............................................   (2,100)    (45,413)
                                                                      ---------
BUILDING & BUILDING MATERIALS -- (2.9%)
   Fluor Corp. ...........................................   (4,700)   (140,706)
   Vulcan Materials Co. ..................................   (1,200)    (53,175)
                                                                      ---------
                                                                       (193,881)
                                                                      ---------
BUSINESS SERVICES -- (2.0%)
   Catalina Marketing Corp.** ............................   (2,400)   (102,450)
   Keane, Inc.** .........................................   (1,700)    (29,431)
                                                                      ---------
                                                                       (131,881)
                                                                      ---------
COMMUNICATIONS & MEDIA -- (0.2%)
   Ariba, Inc.** .........................................     (100)    (15,738)
                                                                      ---------
CONGLOMERATES -- (0.9%)
   General Electric Co. ..................................   (1,000)    (58,688)
                                                                      ---------
CONSUMER PRODUCTS & SERVICES -- (4.1%)
   American Standard Cos.** ..............................   (2,400)   (111,150)
   Colgate-Palmolive Co. .................................   (1,200)    (61,125)
   Gillette Co. ..........................................   (2,100)    (63,000)
   Whitman Corp. .........................................   (3,100)    (40,881)
                                                                      ---------
                                                                       (276,156)
                                                                      ---------
CONTAINERS -- (0.3%)
   Crown Cork & Seal Co., Inc. ...........................   (1,300)    (16,819)
                                                                      ---------
ELECTRONICS -- (4.2%)
   Arrow Electronics, Inc.** .............................   (2,100)    (76,388)
   Atmel Corp.** .........................................   (1,800)    (36,000)
   Cisco Systems** .......................................     (500)    (34,313)
   UtiliCorp United, Inc. ................................   (5,700)   (135,731)
                                                                      ---------
                                                                       (282,432)
                                                                      ---------
ENERGY -- (2.0%)
   Texas Utilities Co. ...................................   (3,800)   (132,763)
                                                                      ---------
ENERGY & OIL EXPLORATION -- (6.7%)
   Edison International ..................................   (6,400)   (132,400)
   National Fuel Gas Co. .................................   (1,200)    (62,925)
   R & B Falcon Corp.** ..................................   (3,800)   (108,300)
   Texaco, Inc. ..........................................   (2,600)   (133,900)
   Tosco Corp. ...........................................     (300)     (9,150)
                                                                      ---------
                                                                       (446,675)
                                                                      ---------

                 See Accompanying Notes to Financial Statements.

                                        7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            NUMBER
                                                           OF SHARES      VALUE
                                                           ---------    --------
FINANCIAL SERVICES -- (10.7%)
   American Financial Group ..............................  (2,700)   $ (66,994)
   Bank One Corp. ........................................    (900)     (31,725)
   Charles Schwab Corp. ..................................  (1,800)     (68,738)
   Cincinnati Financial Corp. ............................    (800)     (31,100)
   Franklin Resources ....................................  (4,300)    (163,400)
   Freddie Mac ...........................................  (1,000)     (42,125)
   H&R Block, Inc. .......................................  (4,600)    (165,025)
   People's Bank .........................................  (1,300)     (27,463)
   T. Rowe Price Associates, Inc. ........................  (1,700)     (76,925)
   Union Planters Corp. ..................................  (1,400)     (42,438)
                                                                      ---------
                                                                       (715,933)
                                                                      ---------
FOOD & BEVERAGE -- (4.7%)
   Campbell Soup Co. .....................................  (2,700)     (68,513)
   Coca-Cola Co. .........................................  (2,900)    (152,613)
   Dole Food Co., Inc. ...................................  (4,400)     (62,150)
   Tricon Global Restaurants, Inc.** .....................  (1,000)     (29,125)
                                                                      ---------
                                                                       (312,401)
                                                                      ---------
HEALTH CARE -- (6.6%)
   Beckman Coulter, Inc. .................................  (2,600)    (197,925)
   Cardinal Health, Inc. .................................  (1,700)    (139,081)
   United Healthcare Corp. ...............................  (1,100)    (103,950)
                                                                      ---------
                                                                       (440,956)
                                                                      ---------
INDUSTRIAL GOODS & MATERIALS -- (2.2%)
   SPX Corp.** ...........................................    (900)    (147,600)
                                                                      ---------
INDUSTRIAL MANUFACTURING & PROCESSING -- (0.4%)
   Cummins Engine Company,
     Inc .................................................    (700)     (24,850)
                                                                      ---------
INTERNET CONTENT -- (0.5%)
   InfoSpace.com, Inc.** .................................    (800)     (31,200)
                                                                      ---------
LEISURE -- (0.9%)
   International Game Technology** .......................  (2,100)     (60,900)
                                                                      ---------
OFFICE EQUIPMENT & SUPPLIES -- (0.4%)
   Pitney Bowes, Inc. ....................................    (800)     (29,250)
                                                                      ---------
PAPER & FOREST PRODUCTS -- (1.7%)
   Bowater, Inc. .........................................    (800)     (41,100)
   Georgia-Pacific Group .................................  (2,600)     (69,550)
                                                                      ---------
                                                                       (110,650)
                                                                      ---------
PHARMACEUTICALS -- (3.4%)
   FMC Corp.** ...........................................  (2,000)    (135,625)
   PE Corp. -- Celera Genomics
     Group** .............................................    (200)     (21,688)
   Pharmacia Corp. .......................................  (1,200)     (70,275)
                                                                      ---------
                                                                       (227,588)
                                                                      ---------

                                                            NUMBER
                                                           OF SHARES     VALUE
                                                           ---------   --------
PUBLISHING -- (1.2%)
   Investment Technology Group,
     Inc.** ..............................................   (1,700) $  (81,600)
                                                                     ----------
REAL ESTATE -- (4.4%)
   Spieker Properties, Inc. ..............................   (5,400)   (294,975)
                                                                      ---------
RETAIL -- (1.2%)
   RadioShack Corp. ......................................   (1,300)    (76,700)
                                                                      ---------
RETAIL -- SPECIALTY APPAREL STORES -- (2.4%)
   Dillard's, Inc. Class A ...............................   (3,300)    (42,281)
   Payless ShoeSource, Inc.** ............................     (700)    (37,363)
   J.C. Penney Co., Inc. .................................   (5,800)    (81,200)
                                                                      ---------
                                                                       (160,844)
                                                                      ---------
TELECOMMUNICATIONS -- (9.0%)
   ALLTEL Corp. ..........................................   (1,400)    (70,788)
   AT&T Corp. -- Liberty Media
     Group Class A** .....................................   (2,700)    (57,713)
   Lucent Technologies ...................................     (600)    (25,088)
   Metromedia Fiber Network,
     Inc.** ..............................................   (4,700)   (187,706)
   Nextel Communications, Inc.
     Cl. A** .............................................     (100)     (5,544)
   Qwest Communications
     International, Inc.** ...............................   (3,600)   (185,850)
   RCN Corp.** ...........................................   (1,500)    (36,375)
   Vitesse Semiconductor Corp.** .........................     (400)    (35,525)
                                                                    -----------
                                                                       (604,589)
                                                                    -----------
TRANSPORTATION -- (0.2%)
   UAL Corp. .............................................     (300)    (14,325)
                                                                    -----------
   TOTAL SECURITIES SOLD SHORT
     (Cost $(5,362,784)) .................................          $(5,787,008)
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

                                       8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND (CONCLUDED)


                                                 PAR
                                                 (000)              VALUE
                                                ------              ------
REPURCHASE AGREEMENT -- 11.0%
   Bear Stearns (Agreement dated
     08/31/00, to be repurchased at
     $735,042, collaterized by
     $775,000 U.S. Treasury Note
     3.375% due 01/15/07. Market
     Value of collateral is $747,147.)
     6.620% 09/01/00 ..................           $735         $   734,907
     (Cost $734,907)                                           -----------

   TOTAL INVESTMENTS -- 12.0%
     (Cost $808,162*) .................                        $   805,411

   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 88.0% ..........                          5,883,851
                                                               ------------
   TOTAL NET ASSETS -- 100.0% .........                        $ 6,689,262
                                                               ===========

* Cost for Federal income tax purposes at August 31, 2000 is $1,196,150 The gross appreciation (depreciation) on a tax basis is as follows:

    Gross Appreciation -- Investments .........................   $ 725,075
    Gross Depreciation -- Investments .........................    (406,879)
    Gross Appreciation -- Short Sales .........................     233,406
    Gross Depreciation -- Short Sales .........................    (942,341)
                                                                  ----------
         Net Depreciation .....................................   $(390,739)
                                                                  =========
 ** Non-income producing securities.

                            INVESTMENT ABBREVIATIONS
ADR ...................................        American Depository Receipt

                 See Accompanying Notes to Financial Statements.

                                        9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                         WARBURG PINCUS HIGH YIELD FUND
                           PORTFOLIO MANAGERS' LETTER

                                                              September 19, 2000
Dear Shareholders:

We are writing to report on the results of the Warburg Pincus High Yield Fund (the "Fund") for the fiscal year ended August 31, 2000.

At August 31, 2000, the net asset value ("NAV") of the Fund's institutional shares was $14.11, compared to an NAV of $15.32 on August 31, 1999. Assuming distributions and the reinvestment of dividends totaling $1.49 per share, the institutional shares' total return was 1.8%. By comparison, the Credit Suisse First Boston Domestic+ High Yield Index1 (the "Index") returned 0.8% during the same period.

The Fund outperformed the Index during a period that proved to be very challenging for high yield securities. Although the fiscal year began well, the overall investment climate for high yield deteriorated at the beginning of 2000 and remained poor through May. This was initially due to the U.S. Treasury Department's announced buy-back of a small portion of its higher-cost debt. A combination of additional factors, including fears surrounding the Federal Reserve's aggressiveness in slowing the U.S. economy, extreme volatility in global equity markets and resulting flights to quality, contributed to a punishing climate for higher-risk securities.

Selling became especially pronounced among low-quality debt. A volatile NASDAQ heightened worries that corporations would enact measures detrimental to bondholders, while weakness in technology, media and telecommunications stocks weighed heavily on the high yield telecom sector. The environment for fixed income began to improve in June, however, when data reflected moderating economic growth. Interest rates started to stabilize, equities broadly recovered and lower-grade debt sectors rebounded.

Our approach during the year contributed to our relative outperformance. We maintained our emphasis on issues with favorable industry and company fundamentals such as telecom, cable/media and gaming. Toward the latter half of the period, we began reducing risk by marginally paring positions with less certain prospects, raising cash and selectively adding to positions in energy and economically sensitive industries like paper.

Sector overweights (i.e., relative to the Index) that especially benefited the Fund's performance were media, energy and gaming. Underweights in poorly performing industries such as non-bank financial companies and defensive sectors like tobacco and consumer products, contributed positively to our relative results.

Allocations that detracted from our performance included a continued overweight in telecommunications and underweights in utilities and banks.

As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management High Yield Management Team

Richard J. Lindquist, CFA, Managing Director
Misia K. Dudley, Director
Mary Ann Thomas, CFA, Director
John M. Tobin, CFA, Director

HIGH YIELD BONDS ARE LOWER-QUALITY BONDS THAT ARE ALSO KNOWN AS "JUNK" BONDS. SUCH BONDS ENTAIL GREATER RISKS THAN THOSE FOUND IN HIGHER-RATED SECURITIES. INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

                                       10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                         WARBURG PINCUS HIGH YIELD FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS HIGH YIELD FUND INSTITUTIONAL SHARES AND THE CREDIT SUISSE FIRST BOSTON DOMESTIC+ HIGH YIELD INDEX1 FROM INCEPTION (3/1/93) AND AT EACH QUARTER END. (UNAUDITED)

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:



             Warburg Pincus
            High Yield Fund     CS First Boston Domestic +
          Institutional Shares     High Yield Index 1,2

03/01/93         $10000               $10000
05/31/93          10613                10419
08/31/93          11293                10809
11/30/93          11880                11209
02/28/94          12137                11570
05/31/94          11492                11142
08/31/94          11546                11200
11/30/94          11456                11122
02/28/95          10968                11637
05/31/95          12018                12369
08/31/95          12446                12679
11/30/95          12758                13028
02/29/96          13672                13516
05/31/96          13997                13662
08/31/96          13991                13965
11/30/96          14579                14549
02/28/97          15199                15222
05/31/97          15359                15490
08/31/97          16114                16121
11/30/97          16662                16555
02/28/98          17523                17122
05/31/98          17854                17388
08/31/98          16997                16355
11/30/98          16672                16841
02/28/99          16867                16951
05/31/99          17289                17222
08/31/99          17110                17050
11/30/99          17085                16984
02/29/00          18200                17141
05/31/00          17363                16592
08/31/00          17426                17178

                              INSTITUTIONAL SHARES
                              --------------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                     FOR THE PERIODS ENDED AUGUST 31, 2000

                      One Year          1.84%
                      Three Years       2.64%
                      Five Years        6.96%
                      From Inception
                      (3/1/93)          7.67%


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS HIGH YIELD FUND COMMON SHARES AND THE CREDIT SUISSE FIRST BOSTON DOMESTIC+ HIGH YIELD INDEX1 FROM INCEPTION (11/1/96) AND AT EACH QUARTER END. (UNAUDITED)

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:



            Warburg Pincus
           High Yield Fund              CS First Boston Domestic +
            Common Shares                 High Yield Index 1,2

11/01/96         $10000                           $10000
11/30/96          10105                            10156
02/28/97          10528                            10626
05/31/97          10632                            10813
08/31/97          11149                            11253
11/30/97          11508                            11556
02/28/98          12098                            11952
05/31/98          12317                            12138
08/31/98          11737                            11417
11/30/98          11507                            11756
02/28/99          11637                            11833
05/31/99          11919                            12022
08/31/99          11782                            11902
11/30/99          11763                            11856
02/29/00          12516                            11966
05/31/00          11934                            11582
08/31/00          11968                            11992

                                 COMMON SHARES
                                 -------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                     FOR THE PERIODS ENDED AUGUST 31, 2000

                           One Year          1.58%
                           Three Years       2.39%
                           From Inception
                           (11/1/96)         4.80%


Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.



1 The Credit Suisse First Boston Domestic+ High Yield Index is an unmanaged index (with no defined investment objective) of domestic high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the Fund's adviser.

2 Includes returns for Credit Suisse First Boston Global High Yield Index for all periods before 1/1/99 and returns for Credit Suisse First Boston Domestic+ High Yield Index for all periods after 1/1/99.


                                       11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                         WARBURG PINCUS HIGH YIELD FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2000

                                                              PAR
                                                             (000)       VALUE
                                                            -------     -------
CORPORATE BONDS -- 89.5%
AEROSPACE & DEFENSE EQUIPMENT -- 0.2%
   K&F Industries, Inc.,
     Senior Subordinate Notes
     9.250% 10/15/07 ...................................    $    250  $ 241,875
   Sequa Corp.,
     Senior Notes
     9.000% 08/01/09 ...................................          15     15,037
                                                                      ---------
                                                                        256,912
                                                                      ---------
AUTOMOTIVE -- 2.6%
   Aetna Industries, Inc.,
     Senior Notes
     11.875% 10/01/06 ..................................         500    402,500
   Breed Technologies, Inc.,
     Senior Subordinate Notes
     9.250% 04/15/08(double dagger) ....................         500      5,625
   Cambridge Industries, Inc.,
     Guaranteed Senior Subordinate
     Notes, Series B
     10.250% 07/15/07(double dagger) ...................         400    119,000
   Collins & Aikman Products Corp.
     Guaranteed Senior Subordinate
     Notes
     11.500% 04/15/06 ..................................         350    345,625
   Delco Remy International, Inc.,
     Guaranteed Senior Subordinate
     Notes
     10.625% 08/01/06 ..................................         280    279,650
   Hayes Lemmerz International, Inc.,
     Senior Subordinate Notes
     8.250% 12/15/08 ...................................         190    166,725
   Hayes Wheels International, Inc.,
     Senior Subordinate Notes,
     Series B
     9.125% 07/15/07 ...................................         350    323,750
   LDM Technologies, Inc.,
     Senior Subordinate Notes,
     Series B
     10.750% 01/05/07 ..................................         400    306,000
   Oxford Automotive, Inc.,
     Senior Subordinate Notes
     10.125% 06/15/07 ..................................         500    457,500
   Safelite Glass Corp.,
     Senior Subordinate Notes
     9.875% 12/15/06(double dagger) ....................       1,350     16,875
   Titan Wheel International, Inc.,
     Senior Subordinate Notes
     8.750% 04/01/07 ...................................         250    163,750
   Transportation Manufacturing
     Operations,
     Senior Subordinate Notes
     11.250% 05/01/09 ..................................         250    196,250


                                                              PAR
                                                             (000)        VALUE
                                                           --------      -------
AUTOMOTIVE -- (CONTINUED)
   United Rentals, Inc.,
     Senior Subordinate Notes
     9.250% 01/15/09 ...................................  $      250   $233,750
                                                                      ---------
                                                                      3,017,000
                                                                      ---------
BROADCASTING -- 3.6%
   Allbritton Communications Co.,
     Senior Subordinate Notes,
     Series B
     9.750% 11/30/07 ...................................         250    242,500
     8.875% 02/01/08 ...................................         250    234,375
   American Radio Systems Corp.
     Guaranteed Senior Subordinate
     Notes 029161AA4
     9.000% 02/01/06 ...................................         250    255,625
   Australis Holdings Party Limited,
     Yankee Senior Secured
     Discount Notes
     15.000% 11/01/02(dagger)/(double dagger) ..........         294         29
   Australis Media Limited,
     Yankee Guaranteed Senior
     Subordinate Discount Notes
     15.750% 05/15/03(dagger)/(double dagger) ..........          15          1
     15.750% 05/15/03(double dagger) ...................         900         81
   Big City Radio, Inc.,
     Senior Bonds
     11.250% 03/15/05(dagger) ..........................         500    297,500
   Capstar Broadcasting, Inc.,
     Senior Subordinate Discount
     Notes
     12.750% 02/01/09(dagger) ..........................         500    467,500
   Chancellor Media Corp.,
     Senior Subordinate Notes
     8.000% 11/01/08 ...................................         310    315,037
   Citadel Broadcasting Co.,
     Senior Subordinate Notes
     9.250% 11/15/08 ...................................         500    505,000
   Emmis Communications Corp.,
     Senior Subordinate Notes,
     Series B
     8.125% 03/15/09 ...................................         250    236,875
   Granite Broadcasting Corp.,
     Senior Subordinate Notes
     9.375% 12/01/05 ...................................         450    373,500
     Senior Subordinate Notes
     8.875% 05/15/08 ...................................         265    200,075
   HMV Media Group plc,
     Senior Subordinated Yankee
     Notes, Series B
     10.250% 05/15/08 ..................................         250    165,312
   Sinclair Broadcast Group
     Senior Subordinate Notes
     10.000% 09/30/05 ..................................         400    395,000


                 See Accompanying Notes to Financial Statements.


                                       12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            PAR
                                                            (000)        VALUE
                                                          --------      -------
BROADCASTING -- (CONTINUED)
   United International Holdings,
     Senior Discount Notes
     10.750% 02/15/08(dagger) ............................  $  750   $  528,750
                                                                     ----------
                                                                      4,217,160
                                                                     ----------
BUSINESS SERVICES -- 0.7%
   Iron Mountain, Inc.,
     Senior Notes
     8.750% 09/30/09 .....................................     350      332,500
   Sovereign Bancorp, Inc.,
     Senior Notes
     10.500% 11/15/06 ....................................     500      508,750
                                                                     ----------
                                                                        841,250
                                                                     ----------
Cable -- 12.7%
   Adelphia Communications Corp.,
     Senior Notes, Series B
     9.250% 10/01/02 .....................................      15       15,000
     10.500% 07/15/04 ....................................     400      401,000
   Century Communications,
     Senior Discount Notes,
     Series B
     0.000% 01/15/08 .....................................     500      209,375
   Charter Communications Holdings
     10.250% 01/15/10 ....................................     350      351,750
   Charter Communications Holdings
     L.L.C., Senior Notes
     8.625% 04/01/09 .....................................     260      238,550
     9.920% 04/01/11(dagger) .............................     540      325,350
   Classic Cable
     Unsecured Senior Subordinate
     Notes
     10.500% 03/01/10 ....................................     500      420,000
   Coaxial Communications, Inc.,
     Company Guaranteed Notes
     10.000% 08/15/06 ....................................     300      297,000
   Coaxial L.L.C.,
     Company Guaranteed
     12.875% 08/15/08(dagger) ............................     400      272,000
   Comcast U.K. Cable Partners
     Limited,
     Yankee Senior Debentures
     11.200% 11/15/07(dagger) ............................     750      718,125
   CSC Holdings, Inc.,
     Senior Notes
     7.875% 12/15/07 .....................................      85       83,783
     7.250% 07/15/08 .....................................      35       33,004
   CSC Holdings,
     Senior Debentures
     9.875% 02/15/13 .....................................     500      511,250
   Diamond Cable Communications
     plc
     Senior Discount Notes
        11.750% 12/15/05(dagger) .........................     500      477,500
     Yankee Senior Discount Notes
        10.750% 02/15/07(dagger) .........................      40       31,000

                                                            PAR
                                                            (000)        VALUE
                                                          --------      -------
CABLE -- (CONTINUED)
   DIVA Systems Corp.,
     Senior Discount Notes Class B
     12.625% 03/01/08(dagger) ............................ $ 2,527   $1,061,340
   Echostar DBS Corp.,
     Senior Notes
     9.250% 02/01/06 .....................................      30       29,850
     9.375% 02/01/09 .....................................     500      498,125
   Frontiervision Holdings L.P.,
     Senior Discount Notes
     11.875% 09/15/07(dagger) ............................     500      441,250
   Galaxy Telecom L.P.,
     Senior Subordinate Notes
     12.375% 10/01/05 ....................................     500      422,500
   Golden Sky Systems, Inc.,
     Senior Discount Notes
     13.500% 03/01/07(dagger) ............................     750      536,250
   Insight Midwest
     Senior Notes
     9.750% 10/01/09 .....................................     500      505,000
   Intermedia Communications, Inc.,
     Senior Discount Notes
     11.250% 07/15/07(dagger) ............................   1,000      685,000
   Intermedia Communications, Inc.,
     Senior Notes, Series B
     8.500% 01/15/08 .....................................      30       24,900
   International CableTel, Inc.,
     Senior Deferred Coupon Notes,
     Series A
     12.750% 04/15/05(dagger) ............................     750      772,500
   International Cabletel, Inc.,
     Senior Notes
     11.500% 02/01/06(dagger) ............................     415      392,694
   James Cable Partners L.P.,
     Senior Notes, Series B
     10.750% 08/15/04 ....................................     410      358,750
   Jones Intercable, Inc.,
     Senior Notes
     7.625% 04/15/08 .....................................     500      498,750
   Lenfest Communications, Inc.,
     Senior Notes
     8.375% 11/01/05 .....................................     300      311,625
   Mediacom L.L.C. Capital,
     Senior Notes
     7.875% 02/15/11 .....................................     600      528,000
   Northland Cable Television,
     Senior Subordinate Notes
     10.250% 11/15/07 ....................................     250      198,750
   NTL, Inc.,
     Senior Notes
     10.000% 02/15/07 ....................................     250      243,750
   Pegasus Communications Corp.,
     Senior Notes, Series B
     9.750% 12/01/06 .....................................     250      250,000
   Rogers Communications, Inc.,
     Yankee Senior Notes
     9.125% 01/15/06 .....................................     550      554,125


                 See Accompanying Notes to Financial Statements.

                                       13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              PAR
                                                             (000)       VALUE
                                                           ---------   ---------
CABLE -- (CONTINUED)
   Salem Communications Corp.,
     Company Guaranteed,
     Series B
     9.500% 10/01/07 ....................................  $  500   $   493,125
   Telewest Communications Group
     plc Yankee Senior Discount
     Debentures
     11.000% 10/01/07(dagger) ...........................     700       672,000
   Telewest Communications plc
     9.250% 04/15/09(dagger) ............................     500       285,000
   Telewest Communications plc
     Debentures
     9.625% 10/01/06 ....................................     250       238,750
   United Pan -- Europe Comm
     Industries,
     Senior Notes
     10.875% 11/01/07 ...................................     350       306,250
                                                                     ----------
                                                                     14,692,971
                                                                     ----------
CAPITAL GOODS -- TECHNOLOGY -- 0.2%
   It Group, Inc.,
     Senior Subordinate Notes
     11.250% 04/01/09 ...................................     250       221,250
                                                                     ----------
CELLULAR/WIRELESS COMMUNICATIONS -- 1.2%
   Centennial Cellular Corp.,
     Senior Subordinate Notes
     10.750% 12/15/08 ...................................     400       394,000
   Microcell Telecommunications,
     Inc.,
     Yankee Senior Discount Notes,
     Series B
     14.000% 06/01/06(dagger) ...........................     500       480,000
   Sprint Spectrum L.P./Sprint
     Spectrum Finance Corp.,
     Senior Notes
     11.000% 08/15/06 ...................................     500       537,500
                                                                    -----------
                                                                      1,411,500
                                                                    -----------

                                                             PAR
                                                            (000)        VALUE
                                                           --------    ---------
CHEMICALS -- 1.8%
   ClimaChem, Inc., Notes,
     Series B
     10.750% 12/01/07 ...................................     250        63,750
   Four M Corp.,
     Guaranteed Senior Secured
     Notes, Series B
     12.000% 06/01/06 ...................................     250       243,750
   Huntsman Corp.,
     Rule 144A, Senior Subordinate
     Notes
     9.500% 07/01/07 ....................................     250       220,000
   Laroche Industries, Inc.,
     Senior Subordinate Notes
     9.500% 09/15/07(double dagger) .....................     500        47,500

                                                             PAR
                                                            (000)        VALUE
                                                           --------    ---------
  CHEMICALS -- (CONTINUED)
   Lyondell Chemical, Inc.,
     Senior Secured Notes, Series A
     9.625% 05/01/07 ....................................  $   20      $ 20,375
     Senior Secured Notes, Series B
     9.875% 05/01/07 ....................................     520       529,750
   Philipp Brothers Chemicals, Inc.,
     Company Guaranteed Senior
     Notes
     9.875% 06/01/08 ....................................     350       262,500
   Pioneer Americas Acquistics Corp.,
     Guaranteed Senior Secured
     Notes, Series B
     9.250% 06/15/07 ....................................     250       137,500
   Radnor Holdings Corp.,
     Senior Notes, Series B
     10.000% 12/01/03 ...................................     250       231,250
   Sterling Chemical Holdings, Inc.,
     Senior Secured Discount Notes
     13.500% 08/15/08(dagger) ...........................     700       297,500
                                                                     ----------
                                                                      2,053,875
                                                                     ----------
COMPUTERS, SOFTWARE & SERVICES -- 0.7%
   PSINET, Inc.,
     Senior Notes
     11.500% 11/01/08 ...................................     250       220,625
   Verio, Inc.,
     Units
     13.500% 06/15/04 ...................................     350       413,000
     Senior Notes
     10.375% 04/01/05 ...................................     200       220,000
                                                                     ----------
                                                                        853,625
                                                                     ----------
CONSTRUCTION & BUILDING MATERIALS -- 1.0%
   Collins & Aikman Floorcoverings,
     Inc., Senior Subordinate Notes,
     Series B
     10.000% 01/15/07 ...................................     350       345,625
   Koppers Industry, Inc.,
     Senior Subordinate Notes
     9.875% 12/01/07 ....................................     250       236,250
   Omega Cabinets,
     Limited Senior Subordinate
     Notes
     10.500% 06/15/07 ...................................     400       370,000
   Waxman Industries, Inc.,
     Senior Notes, Series B
     12.750% 06/01/04(dagger)/(double dagger) ...........     600       153,000
                                                                     ----------
                                                                      1,104,875
                                                                     ----------

                 See Accompanying Notes to Financial Statements.

                                       14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             PAR
                                                            (000)        VALUE
                                                           --------     --------
CONSUMER PRODUCTS & SERVICES -- 2.4%
   Coinstar, Inc.,
     Senior Discount Notes
     13.000% 10/01/06 ...................................  $  525      $535,500
   Drypers Corp.,
     Senior Notes, Series B
     10.250% 06/15/07 ...................................     400        56,000
   Holmes Products Corp.,
     Senior Subordinate Notes,
     Series D
     9.875% 11/15/07 ....................................     500       297,500
   Hosiery Corp. of America, Inc.,
     Senior Subordinate Notes
     13.750% 08/01/02 ...................................     400       362,000
   Jackson Products, Inc.,
     Notes
     9.500% 04/15/05 ....................................     450       421,312
   Packaged Ice, Inc.,
     Guaranteed Senior Notes
     9.750% 02/01/05 ....................................     400       354,000
   Scotts Company,
     Rule 144A, Senior Subordinate
     Notes
     8.625% 01/15/09 ....................................     500       492,500
   Werner Holdings Co., Inc.,
     Guaranteed Senior Subordinate
     Notes, Series A
     10.000% 11/15/07 ...................................     250       243,750
   Worldtex, Inc.,
     Senior Notes
     9.625% 12/15/07 ....................................     250        71,250
                                                                     ----------
                                                                      2,833,812
                                                                     ----------
ELECTRIC UTILITIES -- 0.2%
   Integrated Electric Services, Inc.,
     Senior Subordinate Notes
     9.375% 02/01/09 ....................................     250       221,875
                                                                     ----------
ELECTRONIC COMP. & INSTRUMENTS -- 0.7%
   Aavid Thermal Technologies, Inc.
     12.750% 02/01/07 ...................................     250       238,750
   Flextronics Intl. Ltd.,
     Rule 144A, Senior Subordinate
     Notes
     9.875% 07/01/10 ....................................     500       520,000
                                                                     ----------
                                                                        758,750
                                                                     ----------
ELECTRONICS -- 0.8%
   Ampex Corp.,
     Senior Notes
     12.000% 03/15/03 ....... ...........................     250       188,750
   Elgar Holdings, Inc.,
     Guaranteed Senior Notes
     9.875% 02/01/08 ........ ...........................     500       263,125
   Interact Operating Company
     Rule 144A Notes
     14.000% 08/01/03 ....... ...........................     401        93,667

                                                             PAR
                                                            (000)        VALUE
                                                          ---------     --------
ELECTRONICS -- (CONTINUED)
   Orbital Imaging Corp.,
     Units
     11.625% 03/01/05 ...................................  $  500      $187,500
   Rogers Communications, Inc.,
     Senior Notes
     8.875% 07/15/07 ....................................     250       251,250
                                                                       --------
                                                                        984,292
                                                                       --------
ENERGY -- 5.3%
   Abraxas Petroleum Corp.
     11.500% 11/01/04 ...................................     350       308,000
   Bellwether Exploration, Company
     Guaranteed Notes
     10.875% 04/01/07 ...................................     250       240,937
   Calpine Corp.,
     Senior Notes
     7.750% 04/15/09 ....................................     350       331,625
   Cliffs Drilling Company
     Guaranteed Senior Notes,
     Series D
     10.250% 05/15/03 ...................................     350       364,000
   CMS Energy Corp.,
     Senior Notes
     7.500% 01/15/09 ....................................     500       452,074
   Crown Central Petroleum
     Senior Notes
     10.875% 02/01/05 ...................................      20        17,700
   Eagle Geophysical, Inc.
     Senior Notes
     10.750% 07/15/08(double dagger) ....................     500        46,250
   Frontier Oil Corp.,
     Senior Notes
     11.750% 11/15/09 ...................................     500       517,500
   HS Resources, Inc.,
     Senior Subordinate Notes
     9.250% 11/15/06 ....................................     400       406,000
   Magnum Hunter Resources, Inc.,
     Company Guaranteed Notes
     10.000% 06/01/07 ...................................     500       490,000
   Nuevo Energy Company
     Unsecured Senior Subordinate
     Notes, Series B
     9.500% 06/01/08 ....................................     500       505,000
   Ocean Energy, Inc.,
     Senior Notes
     7.875% 08/01/03 ....................................      30        30,000
   Plains Resources, Inc.,
     Rule 144A, Senior Subordinate
     Notes
     10.250% 03/15/06 ...................................     250       258,750
     Guaranteed Senior Subordinate
     Notes, Series B
     10.250% 03/15/06 ...................................     250       258,750


                 See Accompanying Notes to Financial Statements.

                                       15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           PAR
                                                          (000)          VALUE
                                                         --------       --------
ENERGY -- (CONTINUED)
   Pogo Producing Company
     Senior Subordinate Notes,
     Class B
     8.750% 05/15/07 .................................... $   500    $  485,000
   Pride Petroleum Services, Inc.,
     Senior Notes
     9.375% 05/01/07 ....................................     300       307,500
   Southwest Royalties, Inc.,
     Guaranteed Senior Notes,
     Series B
     10.500% 10/15/04 ...................................     300       220,500
   The AEI Corporation,
     Rule 144A, Senior Notes
     11.500% 12/15/06 ...................................     400        29,000
     Senior Notes
     9.500% 06/01/09 ....................................     250       255,312
   Universal Compression, Inc.,
     Senior Discount Notes
     9.875% 02/15/08(dagger) ............................     500       377,500
   Wiser Oil Company
     Guaranteed Senior Subordinate
     Notes
     9.500% 05/15/07 ....................................     250       191,250
                                                                     ----------
                                                                      6,092,648
                                                                     ----------
ENERGY SOURCES -- 0.5%
   Key Energy Services, Inc.,
     Units
     14.000% 01/15/09 ...................................     500       562,500
                                                                     ----------
ENTERTAINMENT -- 2.3%
   Ackerley Group, Inc.,
     Senior Subordinate Notes
     9.000% 01/15/09 ....................................     250       237,500
   AMC Entertainment, Inc.,
     Senior Subordinate Notes
     9.500% 03/15/09 ....................................     250        90,000
   American Skiing Company
     Senior Subordinate Notes,
     Series B
     12.000% 07/15/06 ...................................     400       330,000
   AMF Bowling Worldwide, Inc.,
     Guaranteed Senior Discount
     Notes
     10.875% 03/15/06 ...................................     350        63,000
     Series B
     12.25% 03/15/06(dagger) ............................     459        64,260
   Booth Creek Ski Holdings, Inc.,
     Guaranteed Senior Notes,
     Series B
     12.500% 03/15/07 ...................................     400       303,000
   Florida Panthers Holdings, Inc.,
     Senior Subordinate Notes
     9.875% 04/15/09 ....................................     250       241,250

                                                            PAR
                                                           (000)         VALUE
                                                          --------     ---------
ENTERTAINMENT -- (CONTINUED)
   Imax Corp.,
     Senior Notes
     7.875% 12/01/05 ....................................  $ 500      $481,250
   KSL Recreation Group, Inc.,
     Senior Subordinate Notes
     10.250% 05/01/07 ...................................     250       243,750
   Premier Parks Inc.,
     Guaranteed Senior Notes
     9.750% 01/15/07 ....................................     250       238,750
     Senior Notes
     9.250% 04/01/06 ....................................     250       235,000
   Regal Cinemas, Inc.,
     Senior Subordinate Notes
     8.875% 12/15/10 ....................................     500        45,000
   SFX Entertainment, Inc.,
     Senior Subordinated Notes,
     Series B, Company Guaranteed
     9.125% 02/01/08 ....................................      75        78,844
                                                                     ----------
                                                                      2,651,604
                                                                     ----------

ENVIRONMENTAL SERVICES -- 0.1%
   First Wave Marine
     Senior Notes
     11.000% 02/01/08 ...................................     150        88,875
                                                                     ----------
FINANCIAL SERVICES -- 0.5%
   Ameriserve Finance/Capital,
     Rule 144A, Secured
     12.000% 09/15/06(double dagger) ....................     250        50,937
   Oglebay Norton Company,
     Senior Subordinate Notes
     10.000% 02/01/09 ...................................     250       237,500
   Polska Telefonica Cyfrowa
     International Finance II SA,
     Company Guaranteed
     11.250% 12/01/09 ...................................     250       255,000
                                                                     ----------
                                                                        543,437
                                                                     ----------
FOOD & BEVERAGE -- 4.2%
   Agrilink Foods, Inc.,
     Senior Subordinate Notes
     11.875% 11/01/08 ...................................     250       193,750
   Archibald Candy Corp.,
     Guaranteed Senior Secured
     Notes
     10.250% 07/01/04 ...................................     320       180,000
   Aurora Foods, Inc.
     Cl-B
     9.875% 02/15/07 ....................................     600       471,000
   Carrols Corp.,
     Senior Subordinate Notes
     9.500% 12/01/08 ....................................     250       213,750
   Delta Beverage Group, Inc.,
     Senior Notes
     9.750% 12/15/03 ....................................     250       257,500


                 See Accompanying Notes to Financial Statements.

                                       16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
FOOD & BEVERAGE -- (CONTINUED)
   Eagle Family Foods, Inc.,
     Senior Subordinate Notes
     8.750% 01/15/08 ....................................   $ 350      $187,250
   Fleming Companies, Inc.,
     Senior Guaranteed Subordinate
     Notes, Series B
     10.500% 12/01/04 ...................................     150       135,750
   International Home Foods, Inc.,
     Guaranteed Senior Subordinate
     Notes
     10.375% 11/01/06 ...................................     250       268,125
   Luigino's, Inc.,
     Senior Subordinate Notes
     10.000% 02/01/06 ...................................     500       397,500
   Mrs. Fields Holding Company
     Units
     14.000% 12/01/05(dagger) ...........................     200        91,000
   Mrs. Fields' Original Cookies Inc.,
     Guaranteed Senior Notes,
     Series A
     10.125% 12/01/04 ...................................     400       350,000
   National Wine & Spirits Company
     Guaranteed
     10.125% 01/15/09 ...................................     380       370,500
   New World Pasta Company,
     Guaranteed Senior Subordinate
     Notes
     9.250% 02/15/09 ....................................     250       152,500
   Pantry, Inc.,
     Senior Subordinate Notes
     10.250% 10/15/07 ...................................     260       256,100
   Premier International Foods plc
     12.000% 09/01/09 ...................................     400       338,000
   Premium Standard Farm, Inc.,
     Senior Secured Notes
     11.000% 09/17/03 ...................................     501       450,775
   Sbarro, Inc.,
     Senior Notes
     11.000% 09/15/09 ...................................     265       277,587
   Stater Brothers Holdings,
     Senior Notes
     10.750% 08/15/06 ...................................     250       222,500
                                                                     ----------
                                                                      4,813,587
                                                                     ----------
HEALTH -- 0.8%
   Triad Hospital Holdings, Inc.,
     Senior Subordinate Notes
     11.000% 05/15/09 ...................................     500       525,000
   Unilab Finance Corp.,
     Senior Subordinate Notes
     12.750% 10/01/09 ...................................     400       434,000
                                                                     ----------
                                                                        959,000
                                                                     ----------


                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
HEALTH CARE -- 1.5%
   Beverly Enterprises, Inc.,
     Guaranteed Senior Notes
     9.000% 02/15/06 ....................................  $  400      $362,000
   Fountain View, Inc.,
     Company Guaranteed
     11.250% 04/15/08(double dagger) ....................     250        38,750
   InSight Health Services, Inc.,
     Company Guaranteed Senior
     Notes
     9.625% 06/15/08 ....................................     400       368,000
   Oxford Health Plans, Inc.,
     Senior Notes
     11.000% 05/15/05 ...................................     400       422,000
   Paracelsus Healthcare Corp.,
     Senior Subordinate Notes
     10.000% 08/15/06 ...................................     250        78,750
   Quest Diagnostic, Inc.,
     Senior Subordinate Notes
     10.750% 12/15/06 ...................................     250       265,000
   Tenet Healthcare Corp.,
     Senior Subordinate Notes
     8.625% 01/15/07 ....................................     250       247,500
                                                                     ----------
                                                                      1,782,000
                                                                     ----------
INDUSTRIAL GOODS & MATERIALS -- 1.7%
   Doman Industries, Limited
     Senior Notes
     8.750% 03/15/04 ....................................     500       403,750
   Equinix, Inc.
     Senior Notes
     13.000% 12/01/07 ...................................     450       362,250
   Golden Ocean Group Limited,
     Guaranteed Senior Notes
     10.000% 08/31/01(double dagger) ....................     457        75,405
   Jordan Industries, Inc.,
     Senior Notes
     10.375% 08/01/07 ...................................     250       235,000
   MMI Products, Inc.,
     Senior Subordinate Notes,
     Series B
     11.250% 04/15/07 ...................................     250       248,750
   Morris Materials Handling, Inc.,
     Senior Notes
     9.500% 04/01/08(double dagger) .....................     250        15,625
   Motors & Gears, Inc.,
     Senior Notes, Series D
     10.750% 11/15/06 ...................................     550       537,625
   Thermadyne Holdings Corp.,
     Senior Discount Debentures
     12.500% 06/01/08(double dagger) ....................     250        91,562
                                                                     ----------
                                                                      1,969,967
                                                                     ----------

                 See Accompanying Notes to Financial Statements.

                                       17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
LEISURE & ENTERTAINMENT -- 0.8%
   Aztar Corp.,
     Senior Subordinate Notes
     8.875% 05/15/07 .................................... $   250     $ 244,375
   Hollywood Park, Inc.,
     Senior Subordinate Notes
     9.250% 02/15/07 ....................................     500       513,750
   Pentacon, Inc.,
     Company Guaranteed, Series B
     12.250% 04/01/09 ...................................     250       141,250
                                                                      ---------
                                                                        899,375
                                                                      ---------
MANUFACTURING -- 0.1%
   Holley Performance Products
     Unsecured Senior Subordinate
     Notes, Series B
     12.250% 09/15/07 ...................................     250       151,250
                                                                      ---------
METALS & MINING -- 2.5%
   AK Steel Corp. .......................................
     Company Guaranteed
     7.875% 02/15/09 ....................................      20        18,700
     Senior Notes
     9.125% 12/15/06 ....................................     250       251,875
   Algoma Steel, Inc.,
     1st Mortgage Yankee Notes
     12.375% 07/15/05 ...................................     250       207,500
   Bayou Steel Corp.
     Company Guaranteed
     9.500% 05/15/08 ....................................     250       208,750
   Golden Northwest Aluminum
     First Mortgage Notes
     12.000% 12/15/06 ...................................     400       410,000
   Gulf States Steel, Inc.,
     First Mortgage Notes
     13.500% 04/15/03++ .................................     200        10,000
   Haynes International, Inc.,
     Senior Notes
     11.625% 09/01/04 ...................................     250       198,750
   Ivaco, Inc.,
     Yankee Senior Notes
     11.500% 09/15/05 ...................................     250       266,250
   Kaiser Aluminum and Chemical,
     Inc.,
     Senior Notes
     10.875% 10/15/06 ...................................     250       244,375
   Metallurg, Inc.,
     Senior Notes
     11.000% 12/01/07 ...................................     500       412,500
   National Steel Corp.,
     First Mortgage Notes
     (Metals LOC)
     9.875% 03/01/09 ....................................     150       128,250
   Weirton Steel Corporation
     Senior Notes
     11.375% 07/01/04 ...................................     350       328,125


                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
METALS & MINING -- (CONTINUED)
   WHX Corp.,
     Senior Exchange Notes
     10.500% 04/15/05 ...................................  $  250    $  173,750
                                                                     ----------
                                                                      2,858,825
                                                                     ----------
OFFICE EQUIPMENT & SUPPLIES -- 0.3%
   Knoll, Inc.,
     Senior Subordinate Notes
     10.875% 03/15/06 ...................................     325       324,594
                                                                     ----------
OIL & GAS EXPLORATION -- 0.4%
   Canadian Forest Oil,
     Limited
     8.750% 09/15/07 ....................................     500       492,500
                                                                     ----------
OIL SERVICES -- 0.2%
   Parker Drilling Co.,
     Company Guaranteed Series D
     9.750% 11/15/06 ....................................     250       251,875
                                                                     ----------
PACKAGING & CONTAINERS -- 0.6%
   BPC Holding Corporation
     Senior Secured Notes, Series B
     12.500% 06/15/06 ...................................     454       374,733
   Crown Packaging Enterprises, Ltd.,
     Yankee Senior Secured
     Discount Notes
     14.000% 08/01/06(dagger)/(double dagger) ...........     775        23,250
   Stone Container Finance Co.,
     Yankee Guaranteed Senior
     Notes
     11.500% 08/15/06 ...................................     250       258,125
                                                                     ----------
                                                                        656,108
                                                                     ----------
PAPER & FOREST PRODUCTS -- 3.0%
   Ainsworth Lumber Company
     Limited Yankee Senior Secured
     Pay-In-Kind Notes
     12.500% 07/15/07 ...................................     600       574,500
   Bear Island Paper Company, L.L.C./
     Bear Island Finance Company II
     Senior Secured Notes, Series B
     10.000% 12/01/07 ...................................     200       181,000
   Crown Paper Company
     Senior Subordinate Notes
     11.000% 09/01/05(double dagger) ....................     500       137,500
   Gaylord Container Corp.,
     Senior Notes
     9.375% 06/15/07 ....................................     350       278,250
   MAXXAM Group Holdings, Inc.,
     Senior Secured Notes, Series B
     12.000% 08/01/03 ...................................     400       371,000
   Norampac, Inc.,
     Senior Notes
     9.500% 02/01/08 ....................................     500       508,750

                 See Accompanying Notes to Financial Statements.


                                       18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)         VALUE
                                                          --------     ---------
PAPER & FOREST PRODUCTS -- (CONTINUED)
   Printpack, Inc., Senior Subordinate
     Notes, Series B
     10.625% 08/15/06 ...................................  $  450      $436,500
   Repap New Brunswick
     Senior Yankee Notes
     10.625% 04/15/05 ...................................     500       517,500
   Specialty Paperboard, Inc.,
     Senior Notes
     9.375% 10/15/06 ....................................     250       246,250
   Tembec Industries, Inc.,
     Senior Company Guaranteed
     8.625% 06/30/09 ....................................     250       250,000
                                                                     ----------
                                                                      3,501,250
                                                                     ----------
PHARMACEUTICALs -- 0.4%
   ICN Pharmaceutical, Inc.,
     Rule 144A, Senior Notes
     8.750% 11/15/08 ....................................     500       494,375
                                                                     ----------
PUBLISHING & INFORMATION SERVICES -- 3.2%
   American Media Operation,
     Senior Subordinate Notes
     10.250% 05/01/09 ...................................     250       250,625
   Gray Communications Systems
     Guaranteed Senior Subordinate
     Notes
     10.625% 10/01/06 ...................................     200       201,250
   Hollinger International Publishing
     Inc., Senior Subordinate Notes
     9.250% 03/15/07 ....................................     250       252,500
   Liberty Group Publishing, Inc.,
     Senior Discount Debentures
     11.625% 02/01/09(dagger) ...........................     300       166,500
   Mail-Well, Inc.,
     Senior Subordinate Notes
     8.750% 12/15/08 ....................................     400       348,000
   MDC Communications Corp.,
     Senior Subordinate Notes
     10.500% 12/01/06 ...................................     400       386,000
   Mentus Media Corp.,
     Senior Secured Notes,
     Series B
     12.000% 02/01/03 ...................................     664       265,424
   Nebraska Book Co.,
     Senior Subordinate Notes
     8.750% 02/15/08 ....................................     250       196,250
   Phoenix Color Corp.,
     Senior Subordinate Notes
     10.375% 02/01/09 ...................................     250       211,250
   Premier Graphics Company
     Guaranteed Unsecured Senior
     Guaranteed
     11.500% 12/01/05(double dagger) ....................     500        50,000


                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
PUBLISHING & INFORMATION SERVICES -- (CONTINUED)
   Sun Media Corp.,
     Yankee Senior Subordinate
     Notes
     9.500% 02/15/07 ....................................   $ 194      $194,485
     9.500% 05/15/07 ....................................      65        65,163
   Tri-State Outdoor Media Group,
     Inc., Senior Notes
     11.000% 05/15/08 ...................................     500       437,500
   World Color Press, Inc.,
     Senior Subordinate Notes
     8.375% 11/15/08 ....................................     250       243,438
   Ziff Davis Media, Inc.,
     Rule 144A
     12.000% 07/15/10 ...................................     400       416,500
                                                                     ----------
                                                                      3,684,885
                                                                     ----------
REAL ESTATE -- 0.8%
   HMH Properties, Inc.,
     Senior Notes
     8.450% 12/01/08 ....................................     310       301,863
   Host Marriot Hotel Properties
     Senior Notes
     7.875% 08/01/05 ....................................     400       383,000
   Intrawest Corp.
     Yankee Senior Notes
     9.750% 08/15/08 ....................................     250       251,875
                                                                     ----------
                                                                        936,738
                                                                     ----------
RESTAURANTS, HOTELS & CASINOS -- 7.9%
   AFC Enterprises
     Senior Subordinate Notes
     10.250% 05/15/07 ...................................     400       402,000
   American Restaurant Group, Inc.,
     Senior Notes
     11.500% 02/15/03 ...................................     300       266,250
   AmeriKing, Inc.,
     Guaranteed Senior Notes
     10.750% 12/01/06 ...................................     400       278,000
   Ameristar Casinos, Inc.,
     Guaranteed Senior Subordinate
     Notes, Series B
     10.500% 08/01/04 ...................................     600       611,250
   Argosy Gaming Co.,
     Company Guaranteed
     10.750% 06/01/09 ...................................     500       529,375
   CapStar Hotel Co.,
     Senior Subordinate Notes
     8.750% 08/15/07 ....................................     250       235,313
   Circus Circus Enterprise
     Senior Subordinate Notes
     9.250% 12/01/05 ....................................     520       516,100
   Coast Hotels & Casino, Inc.,
     Senior Subordinate Notes
     9.500% 04/01/09 ....................................     250       246,250


                 See Accompanying Notes to Financial Statements.


                                       19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
RESTAURANTS, HOTELS & CASINOS -- (CONTINUED)
   Hard Rock Hotel, Inc.,
     Senior Subordinate Notes
     9.250% 04/01/05 ....................................    $500      $467,500
   Harrahs Operating Co. Inc.,
     Company Guaranteed
     7.875% 12/15/05 ....................................     250       243,750
   Harvey Casino Resorts
     Senior Subordinate Notes
     10.625% 06/01/06 ...................................     450       465,750
   Horseshoe Gaming Holdings
     Senior Subordinated Notes
     8.625% 05/15/09 ....................................      20        19,550
   Horseshoe Gaming L.L.C
     Guaranteed Senior Subordinate
     Notes, Series B
     9.375% 06/15/07 ....................................     500       502,500
   Isle of Capri Casinos,
     Senior Subordinate Notes
     8.750% 04/15/09 ....................................     250       235,625
   Jazz Casino Co., L.L.C
     Senior Subordinate Notes
     5.987% 11/15/00 ....................................     527        94,892
   Louisiana Casino Cruises, Inc.,
     Secured
     11.000% 12/01/05 ...................................     500       537,500
   Majestic Star Casino Company
     Guaranteed, Series B
     10.875% 07/01/06 ...................................     400       354,000
   MGM Grand, Inc., Company
     Guaranteed Notes
     9.750% 06/01/07 ....................................     500       526,250
   Mohegan Tribal Gaming
     Senior Subordinate Notes
     8.750% 01/01/09 ....................................     500       491,250
   Park Place Entertainment, Inc.,
     Senior Subordinate Notes
     7.875% 12/15/05 ....................................     250       243,125
   Peninsula Gaming L.L.C.,
     Senior Notes
     12.250% 07/01/06 ...................................     250       246,875
   Prime Hospitality Corp.,
     Secured First Mortgage Notes
     9.250% 01/15/06 ....................................     250       252,500
   Santa Fe Hotel, Inc.,
     First Mortgage Notes
     11.000% 12/15/00 ...................................     250       251,250
   Station Casinos, Inc.,
     Senior Subordinate Notes
     10.125% 03/15/06 ...................................     500       502,500
   Sun International Hotels
     Limited Yankee Guaranteed
     Senior Subordinate Notes
     9.000% 03/15/07 ....................................     400       382,000


                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
   RESTAURANTS, HOTELS & CASINOS -- (CONTINUED)
   Waterford Gaming L.L.C./
     Waterford Gaming Finance Corp.,
     Rule 144A, Senior Notes
     9.500% 03/15/10                                       $  239    $  232,726
                                                                     ----------
                                                                      9,134,081
                                                                     ----------
RETAIL TRADE -- 2.4%
   Advance Holding Corp.,
     Senior Discount Debentures,
     Series B
     12.875% 04/15/09(dagger) ...........................     500       202,500
   County Seat Stores, Inc.,
     Units
     12.750% 11/01/04(double dagger) ....................     500         7,500
   Finlay Enterprises, Inc.,
     Senior Secured Debentures
     9.000% 05/01/08 ....................................     250       223,750
   Jo-Ann Stores, Inc.,
     Senior Subordinate Notes
     10.375% 05/01/07 ...................................     250       206,250
   Jostens, Inc.,
     Rule 144A, Units
     12.750% 05/01/10 ...................................     500       513,125
   K Mart Corp.
     Debentures
     7.750% 10/01/12 ....................................     250       215,625
   Leslie's Poolmart,
     Senior Notes
     10.375% 07/15/04 ...................................     500       392,500
   NBTY, Inc.,
     Senior Subordinated Notes,
     Series B
     8.625% 09/15/07 ....................................     250       215,000
   Pathmark Stores,
     Senior Subordinate Notes
     9.625% 05/01/03(double dagger) .....................     350       260,750
   Pep Boys -- Manny Moe Jack
     Medium Term Note, Series A
     6.710% 11/03/04 ....................................     500       344,126
   Pueblo Xtra International, Inc.,
     Senior Notes
     9.500% 08/01/03 ....................................     400       190,000
                                                                     ----------
                                                                      2,771,126
                                                                     ----------
TELECOMMUNICATIONS -- 18.7%
   Airgate PCS Inc.,
     Senior Subordinate Notes
     13.500% 10/01/09(dagger) ...........................     500       317,500
   AMSC Acquisition Company, Inc.,
     Senior Notes, Series
     12.250% 04/01/08 ...................................     250       187,500
   Call-Net Enterprises, Inc.,
     Senior Discount Notes
     10.800% 05/15/09+ ..................................     450       159,750
     Yankee Senior Notes
     9.375% 05/15/09 ....................................     400       238,000


                 See Accompanying Notes to Financial Statements.

                                       20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
TELECOMMUNICATIONS -- (CONTINUED)
   Caprock Communications Corp.,
     Senior Notes
     11.500% 05/01/09 ...................................  $  400      $250,000
   Carrier1,
     Senior Notes, Series B
     13.250% 02/15/09 ...................................     250       233,750
   Clearnet Communications, Inc.,
     Senior Discount Notes
     14.750% 12/15/05(dagger) ...........................     500       526,250
   Completel Europe NV Unit
     14.000% 02/15/09(dagger) ...........................   1,000       495,000
   Covad Communication Group, Inc.,
     Senior Notes
     12.500% 02/15/09 ...................................     250       197,500
   Dobson Sygnet Communications
     Senior Notes
     12.250% 12/15/08 ...................................     500       521,250
   Dolphin Telecom PLC,
     Senior Discount Notes
     14.000% 05/15/09(dagger) ...........................     500       110,000
   DTI Holdings, Inc.,
     Senior Discount Notes
     12.500% 03/01/08(dagger) ...........................     600       244,500
   E Spire Communications
     Senior Discount Notes
     13.000% 11/01/05(dagger) ...........................     550       247,500
   Exodus Communications, Inc.
     10.750% 12/15/09 ...................................     450       443,813
   Focal Communications Corp.,
     Senior Discount Notes
     12.125% 02/15/08(dagger) ...........................     550       346,500
   Global Crossing Holdings, Ltd.
     9.625% 05/15/08 ....................................     350       354,375
   Global Crossing Holdings, Ltd.,
     Company Guaranteed Yankee
     Notes
     9.500% 11/15/09 ....................................     150       151,125
   Globalstar L.P./Globalstar Capital
     Corp., Senior Notes
     10.750% 11/01/04 ...................................     100        28,500
   GST Equipment Funding,
     Senior Secured Exchange
     Notes
     13.250% 05/01/07 ...................................     250       160,625
   GST USA, Inc.,
     Guaranteed Senior Discount
     Exchange Notes
     13.875% 12/15/05(dagger) ...........................     500       226,250
   GT Group Telecommunications
     13.250% 02/01/10(dagger) ...........................     500       260,000
   Hermes Europe Railtel BV
     Senior Notes
     10.375% 01/15/09 ...................................     250       161,250


                                                            Par
                                                           (000)         Value
                                                          --------      --------
TELECOMMUNICATIONS -- (CONTINUED)
   Hyperion Telecommunications, Inc.,
     Senior Discount Notes, Series B
     13.000% 04/15/03(dagger) .........................    $  500      $431,250
     Senior Notes, Series B
     12.250% 09/01/04 .................................       250       241,250
   ICG Holdings, Inc.,
     Guaranteed Senior Discount
     Notes
     11.625% 03/15/07(dagger) .........................       300       130,500
   ICG Services, Inc.,
     Senior Discount Notes
     10.000% 02/15/08(dagger) .........................       500       170,000
   Intelcom Group (U.S.A.), Inc.,
     Guaranteed Senior Exchangeable
     Discount Notes
     12.500% 05/01/06(dagger) .........................       550       261,250
   Intercel, Inc.,
     Senior Discount Notes
     12.000% 02/01/06(dagger) .........................       500       502,500
   Ipcs, Inc.,
     Units
     14.000% 07/15/10 .................................       500       300,000
   ITC Deltacom, Inc.,
     Senior Notes
     11.000% 06/01/07 .................................       193       170,805
   KMC Telecom Holdings, Inc.,
     Senior Discount Notes
     12.500% 02/15/08(dagger) .........................       250        96,250
   Knology Holdings, Inc.,
     Senior Discount Notes
     11.875% 10/15/07(dagger) .........................       550       288,063
   Level 3 Communications, Inc.,
     Guaranteed Senior Subordinate
     Notes
     8.500% 05/15/08 ..................................       250       228,750
     Senior Notes
     9.125% 05/01/08 ..................................        45        40,556
     Senior Discount Notes
     10.500% 12/01/08(dagger) .........................       250       153,750
   McLeodUSA, Inc.,
     Senior Subordinate Notes
     8.125% 02/15/09 ..................................       265       241,813
   McLeodUSA, Inc.,
     Senior Discount Notes
     10.500% 03/01/07(dagger) .........................       350       295,750
     Senior Notes
     9.250% 07/15/07 ..................................       300       287,250
   Metricom Financial
     13.000% 02/15/10 .................................       300       202,500
   Metromedia Fiber Network, Inc.,
     Senior Notes, Series B
     10.000% 11/15/08 .................................       560       554,400
   Metromedia International,
     10.500% 03/30/02 ...................................   1,761       801,116


                 See Accompanying Notes to Financial Statements.

                                       21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
TELECOMMUNICATIONS -- (CONTINUED)
   MetroNet Communications Corp.,
     Senior Discount Notes
     10.750% 11/01/07(dagger) ...........................    $400      $351,500
     Senior Notes
     12.000% 08/15/07 ...................................     400       450,000
   MJD Communications, Inc.,
     Senior Subordinate Notes
     9.500% 05/01/08 ....................................     250       216,250
   Nextel Partners, Inc.,
     Senior Discount Notes
     14.000% 02/01/0(dagger) ............................     325       227,500
   NEXTLINK Communications, Inc.,
     Senior Notes
     10.750% 11/15/08 ...................................     280       272,300
     Senior Discount Notes
     9.450% 04/15/08(dagger) ............................     500       308,750
     Senior Notes
     12.500% 04/15/06 ...................................     250       259,375
     9.625% 10/01/07 ....................................      10         9,275
   Orange plc
     Yankee Senior Notes
     9.000% 06/01/09 ....................................     500       522,500
   Orion Network Systems, Inc.,
     Guaranteed Senior Notes
     11.250% 01/15/07 ...................................     300       184,500
   Pac-West Telecommunications, Inc.,
     Senior Notes
     13.500% 02/01/09 ...................................     500       482,500
   Pagemart Nationwide, Inc.,
     Senior Discount Notes
     15.000% 10/01/00 ...................................     250       236,250
   PageMart Wireless, Inc.,
     Senior Subordinated Discount
     Exchange Notes
     11.250% 02/01/08(dagger) ...........................     250       101,250
   Price Communications Wireless, Inc.,
     Company Guaranteed
     9.125% 12/15/06 ....................................     250       253,750
     Senior Subordinate
     Notes
     11.750% 07/15/07 ...................................     250       270,625
   Primus Telecommunications
     Group, Inc.,
     Senior Notes
     11.250% 01/15/09 ...................................     350       222,250
   Qwest Communications
     International, Inc.,
     Senior Notes
     7.250% 11/01/08 ....................................      10         9,675
     Senior Discount Notes
     9.470% 10/15/07(dagger) ............................     750       655,313
     Senior Discount Notes, Series B
     8.290% 02/01/08(dagger) ............................     250       205,313
     Senior Notes, Series B
     10.875% 04/01/07 ...................................     130       141,538


                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
TELECOMMUNICATIONS -- (CONTINUED)
   RCN Corp.
     Senior Discount Notes, Series B
     9.800% 02/15/08(dagger) ............................  $  300      $161,250
     Senior Notes, Series B
     10.000% 10/15/07 ...................................     400       324,000
   Rhythms Netconnections
     Senior Discount Notes
     13.500% 05/15/08(dagger) ...........................     600       234,000
   RSL Communications plc
     Yankee Company Guaranteed
     10.500% 11/15/08 ...................................     400       106,000
   Startec Global Communications, Inc.,
     Senior Notes
     12.000% 05/15/08 ...................................     400       306,000
   Telecorp PCS, Inc.
     Rule 144A, Notes
     10.625% 07/15/10(dagger) ...........................     500       522,500
   Telecorp PCS, Inc.,
     Notes Company Guaranteed
     Senior Subordinate
     Unsecured Notes
     11.625% 04/15/09 ...................................     200       139,000
   Teligent Inc.,
     Senior Notes
     11.500% 12/01/07 ...................................     250       157,500
   Time Warner Telecom L.L.C./
     Time Warner Telecom Inc.,
     Senior Notes
     9.750% 07/15/08 ....................................     500       485,000
   Tritel Pcs, Inc.,
     Senior Subordinate Unsecured
     Notes
     12.750% 05/15/09 ...................................     250       175,625
   Triton PCS, Inc.,
     Senior Subordinated Discount
     Notes, Company Guaranteed
     11.000% 05/01/08(dagger) ...........................     600       459,000
   US Unwired, Inc.,
     Senior Discount Notes
     13.375% 11/01/09(dagger) ...........................     500       283,750
   Viatel, Inc.,
     Senior Discount Notes
     12.500% 04/15/08(dagger) ...........................     600       207,000
     11.500% 03/15/09 ...................................     171        98,613
   Voicestream Wireless Holding, Inc.,
     Senior Discount Notes
     11.875% 11/15/09(dagger) ...........................     110        80,850
     Senior Notes
     10.375% 11/15/09 ...................................     570       618,450
   Williams Communications Group,
     Inc., Senior Notes
     10.700% 10/01/07 ...................................     500       486,875


                 See Accompanying Notes to Financial Statements.


                                       22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
TELECOMMUNICATIONS -- (CONTINUED)
   Xm Satellite Radio, Inc.
     Rule 144A Note
     14.000% 03/15/10                                      $  250   $   196,250
                                                                    -----------
                                                                     21,680,768
                                                                    -----------
TEXTILES & APPAREL -- 1.3%
   Advanced Glass Fiber Yarns,
     Senior Subordinate Notes
     9.875% 01/15/09 ....................................     250       223,438
   BGF Industries, Inc.,
     Senior Subordinate Notes
     10.250% 01/15/09 ...................................     250       235,000
   Flooring America, Inc.,
     Company Guaranteed
     9.250% 10/15/07 ....................................     370       216,275
   Galey & Lord, Inc.
     9.125% 03/01/08 ....................................     350       183,750
   Phillips Van-Heusen Corp.,
     Senior Subordinate Notes
     9.500% 05/01/08 ....................................     250       237,500
   William Carter Company
     Senior Subordinate Notes,
     Series A
     10.375% 12/01/06 ...................................     450       436,500
                                                                    -----------
                                                                      1,532,463
                                                                    -----------
TRANSPORTATION -- 1.0%
   AirTran Airlines, Inc.,
     Secured Notes
     10.500% 04/15/01 ...................................     250       243,750
   Atlantic Express Transportation Corp.
     Guaranteed Senior Secured
     Notes
     10.750% 02/01/04 ...................................     250       218,750
   Kitty Hawk, Inc.,
     Senior Notes
     9.950% 11/15/04(double dagger) .....................     250       146,250
   Northwest Airlines, Inc.,
     Guaranteed Notes
     7.625% 03/15/05 ....................................      30        27,975
   Pegasus Shipping (Hellas) Limited,
     Guaranteed First Preferred
     Mortgage Notes, Series A
     11.875% 11/15/04(double dagger) ....................     500       172,500
   Trans World Airlines
     Senior Notes
     11.375% 03/01/06 ...................................     500       202,500
   US Airways, Inc.,
     Guaranteed Senior Notes
     9.625% 02/01/01 ....................................     120       119,033
                                                                    -----------
                                                                      1,130,758
                                                                    -----------


                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
WASTE MANAGEMENT -- 0.2%
   Allied Waste North America,
     Series B
     7.875% 01/01/09 ....................................  $  265  $    240,156
                                                                   ------------
   TOTAL CORPORATE BONDS
     (Cost $122,540,483) ................................          $103,673,892
                                                                   ------------

ASSET BACKED SECURITIES -- 0.4%
   Airplanes Pass Through Trust
     Series 1, Class D
     10.875% 03/15/19 ...................................     593  $    483,459
     (Cost $592,620)                                               ------------


                                                           Number
                                                          of Shares
                                                          ---------
RIGHTS & WARRANTS -- 1.6%
BROADCASTING -- 0.0%
   Australis Holdings Pty. Limited,
     Strike $0.20 expires
     October 2001                                             294   $         3
                                                                    -----------
CABLE -- 1.2%
   DIVA Systems Corp.,(triple dagger) strike
     $0.01 expires May 2006 .............................   2,250     1,237,500
   DIVA Systems Corp.,(triple dagger) strike
     $0.01 expires March 2008 ...........................   7,581       106,134
   Next Generations, strike $0.01
     expires February 2008 ..............................   1,391            14
                                                                    -----------
                                                                      1,343,648
                                                                    -----------
CONSTRUCTION & BUILDING MATERIALS -- 0.0%
   Capital Pacific Holdings Group,
     Inc., strike $3.40, expires
     May 2002 ...........................................  12,640        31,600
                                                                    -----------
ELECTRONICS -- 0.0%
   Aavid Thermal Tech Warrants,
     strike $0.01 expires
     February 2007 ......................................     250         2,500
   Ampex Corp.
     strike $2.25 expires
     March 2003 .........................................  17,000           170
   Interact Electronic Marketing,
     Inc.,(triple dagger)
     strike $0.01 expires
     December 2009 ......................................     700             7
   Orbital Imaging Corp., strike
     $1.00 expires March 2005 ...........................     500        15,000
                                                                    -----------
                                                                         17,677
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

                                       23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           NUMBER
                                                          OF SHARES      VALUE
                                                          ---------     --------
ENERGY -- 0.1%
   Abraxas Petroleum Corp., strike
     $5.68 expires December 2000 ........................  29,809      $ 11,178
   Key Energy Services, Inc., strike
     $4.88 expires January 2009 .........................     750        48,750
   Metretek Technologies, Inc.,
     strike $4.00 expires
     September 2003 .....................................  15,000         1,875
   Metricom, Inc., strike
     $87.00 expires February 2010 .......................     300         9,000
                                                                       --------
                                                                         70,803
                                                                       --------
FOOD & BEVERAGE -- 0.0%
   Mrs. Fields Holding Co.
     Warrants ...........................................     200         2,100
                                                                       --------
INDUSTRIAL GOODS & MATERIALS -- 0.1%
   Equinix, Inc., strike $0.01 expires
     December 2007 ......................................     450        74,250
   Golden Ocean Group, Limited,
     strike $46.20 expires
     August 2001 ........................................     438             0
                                                                       --------
                                                                         74,250
                                                                       --------
PUBLISHING & INFORMATION SERVICES -- 0.0%
   InterAct Systems, Inc., strike
     $0.01 expires August 2003 ..........................     700             7
   Source Media, Inc., strike
     $0.01 expires November 2007 ........................   5,587        19,556
                                                                       --------
                                                                         19,563
                                                                       --------
TELECOMMUNICATIONS -- 0.2%
   Airgate Pcs, Inc., strike
     $0.01 expires October 2009 .........................     500        70,000
   Carrier1 International, strike
     $2.00 expires February 2009 ........................     500       150,000
   DTI Holdings, Inc.
     strike $0.01 expires
     March 2008 .........................................   3,000            30
   KMC Telecom Holdings, Inc.,
     strike $0.22 expires
     April 2008 .........................................     500         1,250
   McCaw International Limited,
     strike $36.45 expires
     April 2007 .........................................     500         1,250
   Metromedics International, Inc.
     strike $10.86 expire
     March 2003 .........................................     642           763
   Metromedics International, Inc.
     strike $1.00 expires
     June 2004 ..........................................   1,010           101
   Metromedics International, Inc.
     strike $10.86 expires
     March 2003 .........................................     146           173
   Motient Corp. Warrant
     strike $12.28 expires
     April 2008 .........................................     500        15,000


                                                           NUMBER
                                                          OF SHARES       VALUE
                                                          ---------     --------
TELECOMMUNICATIONS -- (CONTINUED)
Startec Global Communications,
  strike $24.20 expires
  May 2008 .............................................      400       $ 1,400
Xm Satellite Radio,
  strike $49.50 expires
  March 2010 ...........................................      250        32,500
                                                                    -----------
                                                                        272,467
                                                                    -----------
TOTAL RIGHTS & WARRANTS
  (Cost $479,101)                                                   $ 1,832,111
                                                                    -----------

COMMON STOCKS -- 3.3%
CABLE -- 0.1%
   Classic Communications, Inc.
     Rule 144A .........................................    3,000   $    50,010
                                                                    -----------
COMPUTERS, SOFTWARE & SERVICES -- 0.7%
   Globix Corp. ........................................    8,448       226,512
   Verio, Inc. .........................................    9,858       590,864
                                                                    -----------
                                                                        817,376
                                                                    -----------
CONSUMER PRODUCTS -- 0.0%
   Coinstar, Inc. .......................................   3,671        42,217
                                                                    -----------
ENERGY -- 1.0%
   Grant Prideco, Inc. ..................................  15,162       356,307
   Metretek Technologies, Inc. ..........................  30,000       125,625
   Weatherford International, Inc. ......................  15,162       711,666
                                                                    -----------
                                                                      1,193,598
                                                                    -----------
PACKAGING & CONTAINERS -- 0.0%
   Crown Packaging Enterprises,
     Ltd ................................................ 100,847         1,008
                                                                    -----------
TELECOMMUNICATIONS -- 1.5%
   Advanced Radio Telecom Corp. .........................  10,117       103,699
   AT&T Canada, Inc. ....................................   1,370        45,493
   Completel Europe NV ..................................  50,000       425,000
   E Spire Communications, Inc. .........................  21,253        86,340
   Globalstar Telecommunications,
     Limited ............................................   1,651        16,310
   Intermedia Communications,
     Inc ................................................   3,510        72,837
   Loral Space and Communications
     Limited ............................................     181         1,391
   Microcell Telecommunications,
     Inc ................................................   3,436       127,562
   Price Communications Corp. 741437305D1 ...............  40,268       825,494
                                                                    -----------
                                                                      1,704,126
                                                                    -----------
   TOTAL COMMON STOCKS
     (Cost $1,435,414) ..................................           $ 3,808,335
                                                                    -----------

                 See Accompanying Notes to Financial Statements.


                                       24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                   WARBURG PINCUS HIGH YIELD FUND (CONCLUDED)


                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------      --------
PREFERRED STOCKS -- 3.1%
AEROSPACE/DEFENSE -- 0.8%
   GPA Group plc Convertible
     Cumulative Second Preference
     Shares 7.00% .......................................1,750,000    $ 875,000
                                                                      ---------
CABLE -- 0.2%
   Adelphia Business Solutions,
     Inc., 12.875% Preferred,
     Series B ...........................................        8        6,082
   Diva Systems Corp. Series C ..........................   11,890      166,460
                                                                      ---------
                                                                        172,542
                                                                      ---------
CELLULAR/WIRELESS COMMUNICATIONS -- 0.2%
   Rural Cellular Corp.,
     Rule 144A, PIK 11.375% .............................    3,187       280,467
                                                                      ---------
ENGINES -- 0.1%
   Interact Electronic Marketing,
     Inc., 14.00% .......................................      700      140,000
                                                                      ---------
INDUSTRIAL -- 0.3%
   International Utility Structures,
     Inc., Rule 144A 13.00% .............................      124       85,952
   International Utility Structures,
     Inc., Rule 144A Units 13.00% .......................      350      269,500
                                                                      ---------
                                                                        355,452
                                                                      ---------
MISCELLANEOUS -- 0.1%
   Peninsula Gaming LLC .................................    1,760       10,563
   Metretek Technologies, Inc.
     8.00% ..............................................      150      172,500
                                                                      ---------
                                                                        183,063
                                                                      ---------
PUBLISHING & INFORMATION SERVICES -- 0.1%
   Source Media, Inc.,
     PIK 13.50% .........................................   14,409       72,048
                                                                      ---------
RESTAURANTS, HOTELS & GAMING -- 0.0%
   AmeriKing, Inc., 13.00%
     Cumulative Exchangeable ............................    7,813       48,833
                                                                      ---------


                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------      --------
TELECOMMUNICATIONS -- 1.3%
   E Spire Communications, Inc.,
     Junior PIK 12.75% .................................     1,360     $302,636
   Intermedia Communications, Inc.,
     Rule 144A, 7.00% Junior
     Convertible, Series E .............................    20,000      400,000
   Nextel Communications, Inc.,
     13.00% Exchangeable,
     Series D PIK ......................................       360      385,550
   NEXTLINK Communications,
     Inc., 14% Senior Exchangeable
     PIK ...............................................     9,710      432,124
                                                                   ------------
                                                                      1,520,310
                                                                   ------------
   TOTAL PREFERRED STOCKS
     (Cost $4,294,586) ..................................          $  3,647,715
                                                                   ------------
   TOTAL INVESTMENTS -- 97.9%
     (Cost $129,342,204*) ...............................          $113,445,512

   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 2.1% .............................             2,414,015
                                                                   ------------
   TOTAL NET ASSETS -- 100.0% ...........................          $115,859,527
                                                                   ============

* Cost for Federal income tax purposes at August 31, 2000 is $129,346,892. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation............................              $ 7,370,014
        Gross Depreciation............................              (23,271,394)
                                                                   ------------
        Net Depreciation..............................             $(15,901,380)
                                                                   ============


(dagger) Step Bond -- The interest rate as of August 31, 2000 is 0% and will reset to interest rate shown at a future date.

(double dagger)  Security in default.

(triple dagger)  Illiquid Security.

                            INVESTMENT ABBREVIATIONS
PIK ................................................... Payment-In-Kind

                 See Accompanying Notes to Financial Statements.


                                       25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       WARBURG PINCUS MUNICIPAL BOND FUND
                           PORTFOLIO MANAGERS' LETTER

                                                              September 20, 2000
Dear Shareholders:

We are writing to report on the results of the Warburg Pincus Municipal Bond Fund (the "Fund") for the fiscal year ended August 31, 2000.

At August 31, 2000, the net asset value ("NAV") of the Fund's institutional shares was $14.47, compared to an NAV of $14.30 on August 31, 1999. Assuming the reinvestment of dividends and distributions totaling $0.73 per share, the institutional shares' total return was 6.6%. By comparison, the Lehman Brothers Municipal Bond Index1 returned 7.2% in the same period.

Despite a good start, the Fund underperformed the Index by fiscal year-end. Initially, overall market conditions were reasonably stable; however, the investment climate for fixed income securities deteriorated as 2000 unfolded and remained poor through May. This was initially due to the U.S. Treasury Department's announced buy-back of a small portion of its higher-cost debt.

A combination of additional factors, including fears that the Federal Reserve would intensify interest-rate hikes, extreme volatility in global equity markets and resulting flights to quality, contributed to a punishing climate for non-Treasury debt. Municipal bonds fared better for sector-specific reasons.

During this challenging period, we positioned the Fund more defensively. We marginally upgraded quality while maintaining targeted risk levels. Relative to the benchmark, we continued to overweight non-callable and pre-refunded issues, as well as bonds from the high-tax states of New York and California, and underweighted insured bonds. This strategy helped buffer the portfolio's asset value against volatile conditions.

The broader environment began to improve in June, when data reflected moderating economic growth and inflationary pressures. Interest rates started to stabilize, equities broadly recovered and debt markets rebounded.

Circumstances unique to the tax-exempt market further contributed to its strong upturn. New supply had continued to drop sharply throughout the year as interest rates rose, curtailing the issuance of refunding bonds. Ratings upgrades allowed municipalities to reduce their interest burden. Meanwhile, specialty bonds (i.e., issues from high-tax states) continued to outperform.

On the negative side, pre-refunded returns were generally in line with those of shorter-maturity municipals, which underperformed the Index.

Against this backdrop, the Fund's sector allocation prompted its lower relative results. Although we eliminated taxable bond holdings in response to rising credit concerns (or security-specific risk) in the corporate bond market, the Fund's exposure to corporates for the period detracted. An overweight in pre-refunded issues, as well as underweights in insured and zero-coupon bonds, also marginally restrained results. Hence, efforts to more conservatively position and diversify the portfolio impeded the Fund's performance somewhat versus the Index.

As developments occur in the fixed income markets or at Credit Suisse Asset Management that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Fixed Income Management Team

Jo Ann Corkran, Managing Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Managing Director
Jose A. Rodriguez, Director

A PORTION OF INCOME MAY BE SUBJECT TO STATE AND CITY TAXES OR FEDERAL ALTERNATIVE MINIMUM TAX.


                                       26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       WARBURG PINCUS MUNICIPAL BOND FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS MUNICIPAL BOND FUND INSTITUTIONAL SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX1 FROM INCEPTION (6/20/94), PERIOD ENDED (7/31/94) AND AT EACH QUARTER END. (UNAUDITED)

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:




             Warburg Pincus               Lehman Brothers
           Municipal Bond Fund             Municipal Bond
          Institutional Shares                 Index 1

06/20/94         $10000                       $10000
07/31/94          10040                        10124
08/31/94          10040                        10164
11/30/94           9648                         9694
02/28/95          10351                        10410
05/31/95          10846                        10898
08/31/95          10886                        11139
11/30/95          11193                        11492
02/29/96          11216                        11631
05/31/96          10937                        11415
08/31/96          11134                        11634
11/30/96          11643                        12142
02/28/97          11731                        12249
05/31/97          11835                        12347
08/31/97          12218                        12862
11/30/97          12508                        13027
02/28/98          12811                        13379
05/31/98          12971                        13522
08/31/98          13148                        13830
11/30/98          13370                        14083
02/28/99          13446                        14215
05/31/99          13483                        14146
08/31/99          13195                        13924
11/30/99          13180                        14024
02/28/00          13186                        14004
05/31/00          13293                        14120
08/31/00          14069                        14928


                              INSTITUTIONAL SHARES
                              --------------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                     FOR THE PERIODS ENDED AUGUST 31, 2000

                                One Year          6.62%
                                Three Years       4.81%
                                Five Years        5.26%
                                From Inception
                                (6/20/94)         5.65%


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS MUNICIPAL BOND FUND COMMON SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX1 FROM INCEPTION (10/30/98) AND AT EACH QUARTER END. (UNAUDITED)

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


             Warburg Pincus                   Lehman Brothers
           Municipal Bond Fund                 Municipal Bond
              Common Shares                        Index 1

10/30/98         $10000                           $10000
11/30/98          10076                            10030
02/28/99          10123                            10123
05/31/99          10145                            10047
08/31/99           9915                             9890
11/30/99           9904                             9961
02/29/00           9908                             9947
05/31/00           9975                            10080
08/31/00          10552                            10657


                                 COMMON SHARES
                                 -------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                     FOR THE PERIODS ENDED AUGUST 31, 2000

                                One Year          6.42%
                                From Inception
                                (10/30/98)        2.96%



Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.



1 The Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. It is computed weekly and monthly from prices supplied by Muller Data Corporation on approximately 3700 fixed-rate investment grade municipal bonds with maturities of 22+ years. The Index is composed of state, local, revenue, prerefunded, and insured debt, as well as certificates of participation and bonds subject to the alternative minimum tax, with a minimum $50 million issuance size and at least $5 million par value outstanding that were issued on or after 1/1/91. Taxable, floating-rate and derivative instruments are excluded.


                                       27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       WARBURG PINCUS MUNICIPAL BOND FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2000


                                                           PAR
                                                           (000)         VALUE
                                                          --------      --------
MUNICIPAL BONDS -- 95.0%
CALIFORNIA -- 17.8%
   California State GO
     6.300% 09/11/11 ....................................   $ 670    $  778,051
     5.125% 10/01/17 ....................................     825       827,706
   Los Angeles CA, Department of
     Water & Power Water RB
     4.500% 05/15/23 ....................................     705       613,364
   San Diego CA Convention Center
     Expansion Financing Authority,
     Series A
     4.750% 04/01/28 ....................................     535       481,168
                                                                     ----------
                                                                      2,700,289
                                                                     ----------
COLORADO -- 4.2%
   Colorado Springs CO, Utility RB
     5.875% 11/15/17 ....................................     595       632,253
                                                                     ----------
FLORIDA -- 4.1%
   Tallahassee FL, Electric RB,
     First Lien
     6.100% 10/01/06 ....................................     600       625,578
                                                                     ----------
ILLINOIS -- 5.7%
   Chicago Illinois GO, Series 1993
     5.250% 01/01/18 ....................................     200       195,318
   Illinois State Sales Tax RB,
     Series Q
     5.750% 06/15/14 ....................................     650       664,059
                                                                     ----------
                                                                        859,377
                                                                     ----------
LOUISIANA -- 4.6%
   New Orleans LA, Home
     Mortgage Authority Special
     Obligations Bond
     6.250% 01/15/11 ....................................     635       699,599
                                                                       --------
MARYLAND -- 6.5%
   Maryland State Transportation
     Authority Project RB
     6.800% 07/01/16 ....................................     850       979,480
                                                                       --------
MASSACHUSETTS -- 0.8%
   Massachusetts State GO
     Construction Loan, Series A
     5.300% 11/01/05 ....................................     100       103,870
   Massachusetts State Water
     Resources Authority, General
     RB, Series 92A
     6.500% 07/15/19 ....................................      20        22,581
                                                                     ----------
                                                                        126,451
                                                                     ----------


                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
NEW YORK -- 35.2%
   Metropolitan Transit Authority
     Commuter Facilities RB,
     Series A
     5.000% 07/01/23 ....................................   $ 600    $  555,348
   New York State Dormitory
     Authority RB (Judicial
     Facilities Lease)
     7.375% 07/01/16 ....................................      40        47,126
   New York State Dormitory
     Authority RB (Park Ridge
     Housing Inc. Project)
     7.850% 02/01/29 ....................................     530       533,641
   New York State Local Government
     Assistance Corp. RB, Series B
     4.875% 04/01/20 ....................................     580       533,600
   New York State Power Authority
     General Purpose RB, Series R
     7.000% 01/01/10 ....................................     360       423,659
   New York, NY Municipal Water
     Finance Authority Water &
     Sewer System RB, Series B
     5.125% 06/15/30 ...................................      295       273,580
   New York, NY Municipal Water
     Finance Authority Water &
     Sewer System RB, Series D
     4.875% 06/15/21 ...................................      400       362,368
   New York, NY Prerefunded GO,
     Series D
     8.000% 08/01/01 ...................................      625       654,700
   New York, NY Prerefunded GO,
     Series H
     7.200% 02/01/02 ...................................      550       579,150
   Suffolk County NY Water
     Authority, Waterworks RB,
     Series V
     6.750% 06/01/12 ...................................      580       666,449
   Triborough Bridge and Tunnel
     Authority, NY General
     Purpose RB, Series A
     5.200% 01/01/20 ...................................      730       702,399
                                                                     ----------
                                                                      5,332,020
                                                                     ----------
PUERTO RICO -- 5.1%
   Commonwealth of Puerto Rico
     GO
     5.400% 07/01/07 ...................................      730       767,726
                                                                     ----------
SOUTH DAKOTA -- 0.1%
   Heartland Consumers Power
     District, SD Electric RB
     6.375% 01/01/16 ....................................      20        22,038
                                                                      ---------
TEXAS -- 0.7%
   Houston, TX Sewer Systems RB
     6.375% 10/01/08 ....................................     100       108,001
                                                                      ---------

                 See Accompanying Notes to Financial Statements.


                                       28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                 WARBURG PINCUS MUNICIPAL BOND FUND (CONCLUDED)


                                                            PAR
                                                           (000)         VALUE
                                                          --------      --------
VIRGINIA -- 4.9%
   Fairfax County, VA
     Redevelopment & Housing
     Authority (Island Walk Proj.),
     Mortgage RB
     7.100% 04/01/19 ....................................   $ 630   $   746,317
                                                                    -----------
WASHINGTON -- 5.2%
   Seattle, WA Municipal Light &
     Power RB
     5.125% 07/01/22 ....................................     100        94,051
   Seattle, WA Water System RB
     5.250% 12/01/23 ....................................     735       700,808
                                                                    -----------
                                                                        794,859
                                                                    -----------
   TOTAL MUNICIPAL BONDS
     (Cost $13,767,278) .................................           $14,393,988
                                                                    -----------

SHORT TERM INVESTMENT -- 3.6%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     5.710% 09/01/00 ....................................   $ 547   $   547,000
     (Cost $547,000)                                                -----------

   TOTAL INVESTMENTS -- 98.6%
     (Cost $14,314,278*) ................................           $14,940,988

   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 1.4% .............................               211,116
                                                                    -----------
   TOTAL NET ASSETS -- 100.0% ...........................           $15,152,104
                                                                    ===========

* Also cost for Federal income tax purposes at August 31, 2000. The gross appreciation (depreciation) on a tax basis is as follows:


        Gross Appreciation ...................  $ 835,131
        Gross Depreciation ...................   (208,421)
                                                ----------
        Net Appreciation .....................  $ 626,710
                                                =========

                            INVESTMENT ABBREVIATIONS
GO .......................................................... General Obligation
RB ..........................................................       Revenue Bond


                 See Accompanying Notes to Financial Statements.


                                       29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            THE WARBURG PINCUS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2000

                                                                           LONG-SHORT
                                                               FOCUS     MARKET NEUTRAL   HIGH YIELD      MUNICIPAL
                                                               FUND           FUND           FUND         BOND FUND
                                                            -----------  --------------  ------------    -----------
ASSETS
   Investments, at value (cost -- $11,583,342, $6,170,946,
     $129,342,204 and $14,314,278, respectively) ........   $13,241,059   $ 6,592,419    $113,445,512    $14,940,988
   Deposits with brokers and custodian bank for
     securities sold short ..............................            --     6,030,718              --             --
   Cash .................................................        14,183            --              --         16,176
   Receivable for investments sold ......................       145,793            --              --             --
   Receivable for Fund shares sold ......................       220,412            --         110,203             --
   Receivable from investment adviser ...................         2,050         5,450             --              --
   Dividends and interest receivable ....................        16,220        23,991       2,470,695        206,200
   Prepaid expenses and other assets ....................        31,728        30,655          45,292         30,333
                                                            -----------   -----------    ------------    -----------
     Total Assets .......................................    13,671,445    12,683,233     116,071,702     15,193,697
                                                            -----------   -----------    ------------    -----------
LIABILITIES
   Securities sold short (proceeds $5,362,784 for the
     Long-Short Market Neutral Fund) ....................            --     5,787,008              --             --
   Payable for investments purchased ....................       226,283            --              --             --
   Payable for Fund shares repurchased ..................            --            --          71,126             --
   Due to custodian .....................................            --       163,415          43,689             --
   Advisory fee payable .................................            --            --          14,071          8,856
   Distribution fee payable (Common shares) .............           526           438           4,440             67
   Accrued expenses payable .............................        28,990        43,110          78,849         32,670
                                                            -----------   -----------    ------------    -----------
     Total Liabilities ..................................       255,799     5,993,971         212,175         41,593
                                                            -----------   -----------    ------------    -----------
NET ASSETS
   Capital stock, $0.001 par value ......................           698           451           8,205          1,011
   Paid-in capital ......................................    11,244,838     7,933,246     147,128,509     14,623,363
   Undistributed net investment income ..................        25,921       164,310       2,032,917         43,075
   Accumulated net realized gain/(loss) from
     investments, securities sold short and foreign
     currency related transactions, if any ..............       486,471    (1,405,994)    (17,413,412)      (221,046)
   Net unrealized appreciation/(depreciation) on
     investments and other, if any ......................     1,657,718        (2,751)    (15,896,692)       705,701
                                                            -----------   -----------    ------------    -----------
     Net Assets .........................................   $13,415,646   $ 6,689,262    $115,859,527    $15,152,104
                                                            ===========   ===========    ============    ===========
INSTITUTIONAL SHARES
   Net assets ...........................................   $10,657,970   $ 4,588,015    $ 94,333,043    $14,627,797
                                                            -----------   -----------    ------------    -----------
   Shares outstanding ...................................       553,587       310,455       6,686,454      1,010,860
                                                            -----------   -----------    ------------    -----------
   Net asset value, offering price and redemption price
     per share ..........................................   $     19.25   $     14.78    $      14.11    $     14.47
                                                            ===========   ===========    ============    ===========
COMMON SHARES
   Net assets ...........................................   $ 2,757,676   $ 2,101,247    $ 21,526,484    $   524,307
                                                            -----------   -----------    ------------    -----------
   Shares outstanding ...................................       144,126       140,862       1,518,381         36,227
                                                            -----------   -----------    ------------    -----------
   Net asset value, offering price and redemption price
     per share ..........................................   $     19.13   $     14.92    $      14.18    $     14.47
                                                            ===========   ===========    ============    ===========


                 See Accompanying Notes to Financial Statements.


                                       30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            THE WARBURG PINCUS FUNDS
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2000

                                                                        LONG-SHORT
                                                               FOCUS   MARKET NEUTRAL   HIGH YIELD    MUNICIPAL
                                                               FUND         FUND            FUND      BOND FUND
                                                           ----------  --------------  -----------    ---------
INVESTMENT INCOME
   Dividends ...........................................   $  148,039    $ 107,668     $   288,592    $   5,663
   Interest ............................................       21,203      393,082      12,175,713      975,781
   Securities lending ..................................        1,590           --              --           --
   Foreign taxes withheld ..............................       (1,728)        (422)             --           --
                                                           ----------    ---------     -----------    ---------
     Total Investment Income ...........................      169,104      500,328      12,464,305      981,444
                                                           ----------    ---------     -----------    ---------
EXPENSES
   Investment advisory fees ............................      104,634       89,315         848,380      118,517
   Administration fees .................................       17,754        9,884         158,120       35,341
   Custodian fees ......................................       59,188       15,816          37,412       21,216
   Registration fees ...................................       39,002       33,317         110,887       30,799
   Printing fees .......................................       37,667       76,634          84,742       24,648
   Transfer agent fees .................................       24,114       21,304          49,012       22,697
   Audit fees ..........................................       15,948       19,455          25,922       14,658
   Legal fees ..........................................       10,348       19,785          23,158        9,805
   Directors fees ......................................        9,965       10,149          10,040       10,094
   Distribution fees ...................................        2,919        6,625          60,149          622
   Interest expense ....................................        1,257           --          13,822          729
   Insurance expense ...................................          712           --           1,034          690
   Dividend expense ....................................           --      102,788              --           --
   Miscellaneous fees ..................................        1,145           --          46,029       12,317
                                                           ----------    ---------     -----------    ---------
                                                              324,653      405,072       1,468,707      302,133
   Less fees waived, expenses reimbursed and
     transfer agent offsets ............................     (181,426)    (156,335)       (552,318)    (131,794)
                                                           ----------    ---------     -----------    ---------
     Total Expenses ....................................      143,227      248,737         916,389      170,339
                                                           ----------    ---------     -----------    ---------
   Net Investment Income ...............................       25,877      251,591      11,547,916      811,105
                                                           ----------    ---------     -----------    ---------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from:
     Security transactions .............................    1,589,430      409,585         171,989     (187,501)
     Securities sold short .............................           --     (369,208)             --           --
                                                           ----------    ---------     -----------    ---------
                                                            1,589,430       40,377         171,989     (187,501)
                                                           ----------    ---------     -----------    ---------
   Net change in unrealized appreciation/(depreciation):
     Investments .......................................      357,028      474,681      (9,343,588)     357,493
                                                           ----------    ---------     -----------    ---------
                                                              357,028      474,681      (9,343,588)     357,493
                                                           ----------    ---------     -----------    ---------
   Net Gain/(Loss) On Investments ......................    1,946,458      515,058      (9,171,599)     169,992
                                                           ----------    ---------     -----------    ---------
   Net Increase In Net Assets Resulting
     From Operations ...................................   $1,972,335    $ 766,649     $ 2,376,317    $ 981,097
                                                           ==========    =========     ===========    =========


                 See Accompanying Notes to Financial Statements.


                                       31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            THE WARBURG PINCUS FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOCUS FUND             LONG-SHORT MARKET NEUTRAL FUND
                                                   --------------------------------  --------------------------------
                                                     FOR THE YEAR     FOR THE YEAR    FOR THE YEAR     FOR THE YEAR
                                                        ENDED            ENDED            ENDED            ENDED
                                                   AUGUST 31, 2000  AUGUST 31, 1999  AUGUST 31, 2000  AUGUST 31, 1999
                                                   ---------------  ---------------  ---------------  ---------------
Increase/(decrease) in net assets:
Operations:
   Net investment income .........................   $     25,877     $   156,770    $   251,591    $   499,594
   Net gain/(loss) on investments and foreign
     currency transactions .......................      1,946,458      12,468,793        515,058     (1,815,539)
                                                     ------------     -----------    -----------    -----------
   Net increase/(decrease) in net assets resulting
     from operations .............................      1,972,335      12,625,563        766,649     (1,315,945)
                                                     ------------     -----------    -----------    -----------
Dividends and Distributions to shareholders:
From net investment income:
     Institutional shares ........................       (124,682)        (49,578)      (345,792)       (30,279)
     Common shares ...............................           (623)             (1)      (127,325)       (90,662)
From net realized capital gains:
     Institutional shares ........................     (9,020,862)             --             --        (52,082)
     Common shares ...............................        (77,776)             --             --       (159,858)
                                                     ------------     -----------    -----------    -----------
Total distributions to shareholders ..............     (9,223,943)        (49,579)      (473,117)      (332,881)
                                                     ------------     -----------    -----------    -----------
Net capital share transactions ...................    (14,822,032)        253,862     (1,389,851)     3,132,125
                                                     ------------     -----------    -----------    -----------
Total increase/(decrease) in net assets ..........    (22,073,640)     12,829,846     (1,096,319)     1,483,299

Net Assets:
   Beginning of year .............................     35,489,286      22,659,440      7,785,581      6,302,282
                                                     ------------     -----------    -----------    -----------
   End of year ...................................   $ 13,415,646     $35,489,286    $ 6,689,262    $ 7,785,581
                                                     ============     ===========    ===========    ===========
Undistributed net investment income ..............   $     25,921     $   125,352    $   164,310    $   385,836
                                                     ============     ============    ===========    ===========


                 See Accompanying Notes to Financial Statements.


                                       32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            THE WARBURG PINCUS FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                    HIGH YIELD FUND                MUNICIPAL BOND FUND
                                                          --------------------------------  --------------------------------
                                                            FOR THE YEAR     FOR THE YEAR    FOR THE YEAR     FOR THE YEAR
                                                               ENDED            ENDED            ENDED           ENDED
                                                          AUGUST 31, 2000  AUGUST 31, 1999  AUGUST 31, 2000  AUGUST 31, 1999
                                                          ---------------  ---------------  ---------------  ---------------
Increase/(decrease) in net assets:
Operations:
   Net investment income ...............................    $ 11,547,916    $ 11,684,546     $   811,105       $ 1,030,410
   Net gain/(loss) on investments and foreign
     currency transactions .............................      (9,171,599)     (9,152,286)        169,992          (944,193)
                                                            ------------    ------------     -----------       -----------
   Net increase in net assets resulting from operations        2,376,317       2,532,260         981,097            86,217
                                                            ------------    ------------     -----------       -----------
Dividends and Distributions to shareholders:
From net investment income:
     Institutional shares ..............................      (9,960,821)     (8,940,115)       (840,967)       (1,031,337)
     Common shares .....................................      (2,320,739)     (1,873,396)        (12,785)           (4,114)
From net realized capital gains:
     Institutional shares ..............................              --              --         (27,430)         (320,024)
     Common shares .....................................              --              --            (376)              (14)
                                                            ------------    ------------     -----------       -----------
Total distributions to shareholders ....................     (12,281,560)    (10,813,511)       (881,558)       (1,355,489)
                                                            ------------    ------------     -----------       -----------
Net capital share transactions .........................      (3,388,139)     42,820,448      (7,581,635)        1,674,840
                                                            ------------    ------------     -----------       -----------
Total increase/(decrease) in net assets ................     (13,293,382)     34,539,197      (7,482,096)          405,568

Net Assets:
   Beginning of year ...................................     129,152,909      94,613,712      22,634,200        22,228,632
                                                            ------------    ------------     -----------       -----------
   End of year .........................................    $115,859,527    $129,152,909     $15,152,104       $22,634,200
                                                            ============    ============     ===========       ===========
Undistributed net investment income ....................    $  2,032,917    $  2,804,423     $    43,075       $   113,529
                                                            ============    ============     ===========       ===========


                 See Accompanying Notes to Financial Statements.


                                       33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            THE WARBURG PINCUS FUNDS
                                   FOCUS FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     INSTITUTIONAL                             COMMON
                                                     -----------------------------------------   -----------------------------------
                                                        FOR THE YEAR ENDED      FOR THE PERIOD
                                                             AUGUST 31,         JULY 31, 1998*    FOR THE YEAR     FOR THE PERIOD
                                                     -------------------------   TO AUGUST 31,        ENDED       OCTOBER 30, 1998*
                                                          2000         1999          1998        AUGUST 31, 2000  TO AUGUST 31, 1999
                                                     -------------  ----------  --------------   ---------------  ------------------

Net asset value, beginning of period ............... $ 20.15         $ 13.17      $ 15.00            $ 20.11             $15.95
                                                     -------         -------      -------            -------             ------
  Income from investment operations
    Net investment income ..........................    0.04            0.08         0.01               0.03(DAGGER)       0.02
    Net gain/(loss) on investments (both realized
      and unrealized) ...............................   4.83            6.92        (1.84)              4.76               4.16
                                                     -------         -------      -------            -------             ------
    Total from investment operations ...............    4.87            7.00        (1.83)              4.79               4.18
                                                     -------         -------      -------            -------             ------
  Less dividends and distributions
    Dividends from net investment income ...........   (0.07)          (0.02)          --              (0.07)             (0.02)
    Distributions from net realized capital gains ..   (5.70)             --           --              (5.70)                --
                                                     -------         -------      -------            -------             ------
    Total dividends and distributions ..............   (5.77)          (0.02)          --              (5.77)             (0.02)
                                                     -------         -------      -------            -------             ------
Net asset value, end of period ..................... $ 19.25         $ 20.15      $ 13.17            $ 19.13             $20.11
                                                     =======         =======      =======            =======             ======
Total return .......................................  33.88%          53.21%     (12.20)%(3)          33.42%              26.19%(3)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ......... $10,658         $35,394      $22,659            $ 2,758             $   95
  Ratio of expenses to average net assets ..........   1.00%(1,2)      0.99%(1)     1.00%(1,4)         1.29%(1,2)         1.29%(1,4)
  Ratio of net investment income to average
    net assets .....................................   0.19%           0.47%        0.92%(4)           0.18%              0.17%(4)
  Fund turnover rate ...............................    235%            209%          52%(3)            235%               209%(3)

1 Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.25% and 1.42% for the years ended August 31, 2000 and 1999, respectively, and 1.30% annualized for the period ended August 31, 1998. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 3.12% for the year ended August 31, 2000 and 1.74% annualized for the period ended August 31, 1999.

2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

3    Not Annualized.

4    Annualized.

*    Inception Date.

(DAGGER) Per share information is calculated using the average share outstanding method.

                 See Accompanying Notes to Financial Statements.


                                       34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            THE WARBURG PINCUS FUNDS
                         LONG-SHORT MARKET NEUTRAL FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   INSTITUTIONAL                             COMMON
                                                   -----------------------------------------   -----------------------------------
                                                      FOR THE YEAR ENDED      FOR THE PERIOD
                                                           AUGUST 31,         JULY 31, 1998*    FOR THE YEAR     FOR THE PERIOD
                                                   -------------------------   TO AUGUST 31,        ENDED       SEPTEMBER 8, 1998*
                                                        2000         1999          1998        AUGUST 31, 2000  TO AUGUST 31, 1999
                                                   -------------  ----------  --------------   ---------------  ------------------
Net asset value, beginning of period ...........       $14.21       $15.27        $15.00            $14.19            $15.19
                                                       ------       ------        ------            ------            ------
  Income from investment operations
    Net investment income ......................         0.70         0.39(DAGGER)  0.05              0.61              0.32(DAGGER)
    Net gain/(loss) on investments and securities
      sold short (both realized and unrealized)          0.99        (1.25)         0.22              1.05             (1.12)
                                                       ------       ------        ------            ------            ------
    Total from investment operations ...........         1.69        (0.86)         0.27              1.66             (0.80)
                                                       ------       ------        ------            ------            ------
  Less dividends and distributions
    Dividends from net investment income .......        (1.12)       (0.07)           --              0.93)            (0.07)
    Distributions from net realized capital gains          --        (0.13)           --                --             (0.13)
                                                       ------       ------        ------            ------            ------
    Total dividends and distributions ..........        (1.12)       (0.20)           --             (0.93)            (0.20)
                                                       ------       ------        ------            ------            ------
Net asset value, end of period .................       $14.78       $14.21        $15.27            $14.92            $14.19
                                                       ======       ======        ======            ======            ======
Total return                                           12.29%      (5.68)%         1.80%(3)         12.00%           (5.33)%(3)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) .....       $4,588       $5,901        $6,302            $2,101            $1,885
  Ratio of expenses to average net assets
    (including dividend expense) ...............        3.44%(1,2)   3.33%(1)      4.32%(1,4)        3.80%(1,2)        3.40%(1,4)
  Ratio of expenses to average net assets
    (excluding dividend expense) ...............        2.00%(1)     2.00%(1)      2.00%(1,4)        2.26%(1)          2.24%(1,4)
  Ratio of net investment income to average
    net assets .................................        3.69%        2.65%         1.96%(4)          3.49%             2.46%(4)
  Fund turnover rate ...........................         313%         705%          130%(3)           313%              705%(3)

1 Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 4.15% (excluding dividend expense) and 5.59% (including dividend expense) for the year ended August 31, 2000, 2.56% (excluding dividend expense) and 3.93% (including dividend expense) for the year ended August 31, 1999 and 5.12% (excluding dividend expense) and 7.44% (including dividend expense) annualized for the period ended August 31, 1998. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 4.65% (excluding dividend expense) and 6.19% (including dividend expense) for the year ended August 31, 2000 and 2.84% (exclucing dividend expense) and 4.00% (including dividend expense) annualized for the period ended August 31, 1999.

2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

3    Not Annualized.

4    Annualized.

*    Inception Date.

(DAGGER) Per share information is calculated using the average share outstanding method.

                 See Accompanying Notes to Financial Statements.


                                       35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            THE WARBURG PINCUS FUNDS
                                 HIGH YIELD FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   INSTITUTIONAL
                                          -------------------------------------------------------

                                                        FOR THE YEAR ENDED AUGUST 31,
                                          -------------------------------------------------------
                                           2000           1999       1998        1997       1996
                                          -------       -------     -------    -------    -------
Net asset value, beginning of period .... $ 15.32       $ 16.60     $ 17.08    $ 16.09    $ 15.72
                                          -------       -------     -------    -------    -------
  Income from investment operations
    Net investment income ...............    1.41+         1.42        1.43       1.37       1.47
    Net gain/(loss) on investments
      (both realized and unrealized) ....   (1.13)        (1.33)      (0.49)      0.96       0.40
                                          -------       -------     -------    -------    -------
    Total from investment operations ....    0.28          0.09        0.94       2.33       1.87
                                          -------       -------     -------    -------    -------
    Less dividends from net investment
      income ............................   (1.49)        (1.37)      (1.42)     (1.50)     (1.44)
                                          -------       -------     -------    -------    -------
    Net asset value, end of period ...... $ 14.11       $ 15.32     $ 16.60    $ 17.08    $ 16.09
                                          =======       =======     =======    =======    =======
Total return ............................   1.84%         0.67%       5.48%      15.17     12.42%
Ratios/Supplemental Data:
  Net assets, end of period
    (000s omitted) ...................... $94,333       $95,129     $94,044    $92,630    $75,849
  Ratio of expenses to average net assets   0.70%(1,2)    0.69%(1)    0.70%(1)   0.70%(1)   0.88%(1)
  Ratio of net investment income to
    average net assets ..................   9.59%         9.10%       8.12%      8.44%      8.92%
  Fund turnover rate ....................     31%           40%         60%        84%       143%



                                                          COMMON
                                          -----------------------------------------------
                                              FOR THE YEAR ENDED           FOR THE PERIOD
                                                    AUGUST 31,            NOVEMBER 1, 1996*
                                          -------------------------------   TO AUGUST 31,
                                           2000         1999       1998        1997
                                          -------      -------    -------    -------
Net asset value, beginning of period .... $ 15.38      $ 16.62    $ 17.08    $ 16.21
                                          -------      -------    -------    -------
  Income from investment operations
    Net investment income ...............    1.38+        1.39+      1.36       0.93
    Net gain/(loss) on investments
      (both realized and unrealized) ....   (1.14)       (1.34)     (0.45)      0.87
                                          -------      -------    -------    -------
    Total from investment operations ....    0.24         0.05       0.91       1.80
                                          -------      -------    -------    -------
    Less dividends from net investment
      income ............................   (1.44)       (1.29)     (1.37)     (0.93)
                                          -------      -------    -------    -------
    Net asset value, end of period ...... $ 14.18      $ 15.38    $ 16.62    $ 17.08
                                          =======      =======    =======    =======
Total return ............................   1.58%        0.39%      5.27%     11.49%(3)
Ratios/Supplemental Data:
  Net assets, end of period
    (000s omitted) ...................... $21,526      $34,024    $   570    $    86
  Ratio of expenses to average net assets   0.96%(1,2)   0.95%(1)   0.95%(1)   0.96%(1,4)
  Ratio of net investment income to
    average net assets ..................   9.29%        8.86%      7.96%      8.13%(4)
  Fund turnover rate ....................     31%          40%        60%        84%(3)

1 Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.15%, 1.04%, 1.14%, 1.13%, and 1.11% for the years ended August 31, 2000, 1999, 1998, 1997, and 1996, respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.45%, 1.34% and 1.39% for the years ended August 31, 2000, 1999 and 1998, respectively, and 1.47% annualized for the period ended August 31, 1997.

2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

3    Not annualized.

4    Annualized.

*    Inception Date.

+ Per share information is calculated using the average share outstanding method.


                 See Accompanying Notes to Financial Statements.


                                       36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            THE WARBURG PINCUS FUNDS
                               MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        INSTITUTIONAL                             COMMON
                                                  -----------------------------------------------------  --------------------------
                                                                                                       FOR THE YEAR  FOR THE PERIOD
                                                                FOR THE YEAR ENDED AUGUST 31,              ENDED       OCTOBER 30,
                                                  -----------------------------------------------------  AUGUST 31,     1998* TO
                                                   2000         1999       1998       1997       1996      2000     AUGUST 31, 1999
                                                  -------      -------    -------    -------    -------   ------    ---------------
Net asset value, beginning of period ............ $ 14.30      $ 15.12    $ 14.84    $ 14.65    $ 15.46   $14.29      $15.14
                                                  -------      -------    -------    -------    -------   ------      ------
  Income from investment operations
    Net investment income .......................    0.69         0.67       0.70       0.72       0.73     0.63        0.54
    Net gain/(loss) on investments (both realized
      and unrealized) ...........................    0.21        (0.60)      0.40       0.65      (0.37)    0.25       (0.66)
                                                  -------      -------    -------    -------    -------   ------      ------
    Total from investment operations ............    0.90         0.07       1.10       1.37       0.36     0.88       (0.12)
                                                  -------      -------    -------    -------    -------   ------      ------
  Less dividends and distributions
    Dividends from net investment income ........   (0.71)       (0.68)     (0.71)     (0.72)     (0.74)   (0.68)      (0.52)
    Distributions from net realized capital gains   (0.02)       (0.21)     (0.11)     (0.46)     (0.43)   (0.02)      (0.21)
                                                  -------      -------    -------    -------    -------   ------      ------
    Total dividends and distributions ...........   (0.73)       (0.89)     (0.82)     (1.18)     (1.17)   (0.70)      (0.73)
                                                  -------      -------    -------    -------    -------   ------      ------
Net asset value, end of period .................. $ 14.47      $ 14.30    $ 15.12    $ 14.84    $ 14.65    14.47      $14.29
                                                  =======      =======    =======    =======    =======   ======      ======
Total return ....................................   6.62%        0.36%      7.62%      9.74%      2.27%    6.42%     (0.85)%(3)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ...... $14,628      $22,423    $22,229    $19,810    $19,581    $ 524      $  211
  Ratio of expenses to average net assets .......   1.00%(1,2)   0.99%(1)   1.00%(1)   1.00%(1)   1.00%(1) 1.27%(1,2)  1.26%(1,4)
  Ratio of net investment income to average
    net assets ..................................   4.79%        4.49%      4.72%      4.88%      4.62%    4.55%       4.44%(4)
  Fund turnover rate ............................      5%          26%        57%        43%        34%       5%         26%(3)

1 Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.78%, 1.43%, 1.39%, 1.37%, and 1.42% for the years ended August 31, 2000, 1999, 1998, 1997, and 1996, respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.09% for the year ended August 31, 2000 and 1.71% annualized for the period ended August 31, 1999.

2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

3    Not annualized.

4    Annualized.

*    Inception Date.


                 See Accompanying Notes to Financial Statements.


                                       37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            THE WARBURG PINCUS FUNDS
                          NOTES TO FINANCIAL STATEMENTS



NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Funds covered in this report are comprised of Warburg, Pincus Focus Fund, Inc. (formerly, Warburg, Pincus Select Economic Value Equity Fund, Inc.) ("Focus"), Warburg, Pincus Long-Short Market Neutral Fund, Inc. ("Long-Short Neutral"), Warburg, Pincus High Yield Fund, Inc. ("High Yield") and Warburg, Pincus Municipal Bond Fund, Inc. ("Municipal") (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified, open-end management investment companies. Each Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of each Fund are currently offered. Common shares for each Fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate not to exceed .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the Common shares bear co-administration fees.

     Certain of the Funds are permitted to engage in the investment strategies described in the Notes to Financial Statements. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. Please refer to each Fund's prospectus(es) and statement of additional information for a description of its investment strategies.

          A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange Inc. Each Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

          B)  FOREIGN  CURRENCY  TRANSACTIONS  --  Transactions  denominated  in foreign currencies are recorded in a Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

          C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

          D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expense. Focus and Long-Short Neutral will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders at least annually. High Yield will distribute substantially all of its net realized capital gains, if any, to its shareholders at least annually and will distribute net investment income at least quarterly. The Municipal Fund will distribute substantially all of its net realized capital gains, if any, at least annually and all net investment income monthly.

          The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes due to generally accepted accounting principles ("GAAP") and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on U.S. tax-basis treatment. Temporary differences do not require reclassification.

                                       38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          At August 31, 2000, High Yield and Municipal reclassified $37,862 and $27,807 from undistributed net investment income to accumulated net realized gain/(loss), respectively. Municipal reclassified $32,098 from accumulated net realized gain to capital contributions.

          E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

          F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by each Fund's custodian or an authorized securities depository. Long-Short Neutral Fund had an open repurchase agreement at August 31, 2000.

          H) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates or securities prices, or for other purposes. Certain Funds may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, each Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. At August 31, 2000, none of the Funds had any open futures contracts.

          I) SECURITIES LENDING -- Loans of the securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the Boston Global Investment Trust. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. None of the Funds had any securities on loan to brokers at August 31, 2000.

          J) SHORT SALES -- When a Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security (with the exception of Municipal, which may not engage in short sales). A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that a

                                       39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it has sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them. Long-Short Neutral will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of its net assets.

          K) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

          Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

          The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

          Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

          In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invests in junk bonds) the Fund's net asset value.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to Investment Advisory Agreements, Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for each of the four Funds described herein.

     For its advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets (except Long-Short Neutral):

     FUND                                             ANNUAL RATE
     --------------------------             ---------------------------------
     Focus                                  0.75% of average daily net assets
     High Yield                             0.70% of average daily net assets
     Municipal                              0.70% of average daily net assets

                                       40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     For Long-Short Neutral, CSAM is entitled to receive from the Fund a monthly fee equal to an annual rate of 1.50% of the Fund's average daily net assets. In addition, CSAM is entitled to a monthly performance adjustment fee, which may increase or decrease the total advisory fee by up to 0.50% per year. The performance adjustment fee decreases the total advisory fee by $15,069 or 0.21% of average daily net assets due to lower performance in comparison to the Salomon Smith Barney U.S. 1-Month Treasury Bill Index plus 5 percentage points for the year ended August 31, 2000.

     CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the year ended August 31, 2000 advisory fees and waivers for each of the four investment Funds were as follows:

                                 GROSS                                  NET
     FUND                    ADVISORY FEE           WAIVER         ADVISORY FEE
     ------------------      ------------          ---------       ------------
     Focus                      $104,634           $ (85,919)         $ 18,715
     Long-Short Neutral           89,315             (88,716)              599
     High Yield                  848,380            (512,979)          335,401
     Municipal                   118,517            (102,278)           16,239

     CSAM reimbursed expenses of Focus, Long-Short Neutral, and Municipal in the amount of $93,867, $59,965 and $29,397, respectively, for the year ended August 31, 2000.

     State Street Bank and Trust Company ("State Street"), serves as each Fund's transfer and dividend disbursement agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street.

     The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances were used to offset a portion of their transfer agent expense.

     For the year ended August 31, 2000, the Funds received credits or reimbursements under this arrangement as follows:

     FUNDS                                                 AMOUNT
     ------------------                                    --------
     Focus                                                 $   97
     Long-Short Neutral                                       257
     High Yield                                             1,873
     Municipal                                                 19

     Counsellors Fund Services, Inc. ("CFSI"), a wholly-owned subsidiary of Credit Suisse Asset Management, LLC. served as co-administrator of each Fund until November 1, 1999. On November 1, 1999 Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to each Fund. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, Inc., also serves as each Fund's co-administrator. For administration services, each Fund pays CSAMSI a fee calculated at an annual rate .05% of the Fund's first $125 million in average daily nets assets of the Common shares and
 .10% of average daily net assets of the Common shares over $125 million. No compensation is payable by the Funds to CSAMSI for co-administration services for the Institutional shares.

     CFSI, at its discretion, voluntarily waived a portion of its co-administration fees for the Funds. For the period September 1, 1999 to October 31, 1999, co-administration fees earned and waived by CFSI on the Common shares were as follows:

                                  GROSS                                NET
     FUND                 CO-ADMINISTRATION FEE    WAIVER     CO-ADMINISTRATION FEE
     ------------------   ---------------------    -------    ---------------------
     Focus                        $   10           $    (8)            $  2
     Long-Short Neutral              163              (131)              32
     High Yield                    2,188            (1,750)             438
     Municipal                        18               (15)               3

                                       41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     CSAMSI may, at its discretion, voluntarily waive all or any portion of its administrative fee for any of the Funds. For the period November 1, 1999 to August 31, 2000, co-administrative service fees earned and waived by CSAMSI on the Common shares were as follows:

                           GROSS CO-ADMINISTRATIVE                 NET CO-ADMINISTRATIVE
     FUND                            FEE                WAIVER              FEE
     ------------------    -----------------------      -------    ---------------------
     Focus                          $  574              $  (459)           $  115
     Long-Short Neutral              1,162                 (929)              233
     High Yield                      9,842               (7,874)            1,968
     Municipal                         106                  (84)               22

     For administration services, PFPC received a fee, for the period September 1, 1999 to July 31, 2000, calculated at an annual rate of .125% on each Fund's average daily net assets subject to a minimum annual fee and exclusive of out-of-pocket expenses. As of August 1, 2000, PFPC receives a fee calculated on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses, as follows:

     FUND                                                    ANNUAL RATE
     --------------------------                    ---------------------------
     Focus & Long-Short Neutral                    .10% for first $500 million
                                                   .08% for next $1 billion
                                                   .06% for over $1.5 billion
     High Yield & Municipal                        .07% for first $150 million
                                                   .06% for next $150 million
                                                   .05% for over $300 million

     PFPC may, at its discretion, voluntarily waive all or any portion of it administration fee for any of the Funds. For the year ended August 31, 2000, the co-administration fees earned and waived by PFPC were as follows:

                            GROSS CO-ADMINISTRATIVE                 NET CO-ADMINISTRATIVE
     FUND                             FEE                WAIVER              FEE
     ------------------     -----------------------     --------    ---------------------
     Focus                          $ 17,170            $ (1,076)         $ 16,094
     Long-Short Neutral                8,559              (6,336)            2,223
     High Yield                      146,090             (27,842)          118,248
     Municipal                        35,217                   0            35,217

     In addition to serving as each Fund's co-administrator, CSAMSI served as distributor of each Fund's shares until January 1, 2000. On January 1, 2000, Provident Distributors, Inc. ("PDI") replaced CSAMSI as distributor to each fund. On August 1, 2000, CSAMSI replaced PDI as distributor to each Fund. No compensation is payable by any of the Funds to PDI or CSAMSI for distribution services, but CSAMSI receives compensation from each Fund's Common shares under the co-administration agreement for shareholder servicing and distribution. For the Shareholder Servicing and Distribution Plan on the Common shares, CSAMSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. For the year ended August 31, 2000, shareholder services fees, earned by CSAMSI were as follows:

     FUND                                            DISTRIBUTION FEE
     ------------------                              ----------------
     Focus                                                $ 2,919
     Long-Short Neutral                                     6,625
     High Yield                                            60,149
     Municipal                                                622



                                       42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



NOTE 3. PURCHASES AND SALES OF SECURITIES

     For the year ended August 31, 2000, purchases and sales of investment securities (other than short-term investments) were as follows:

                               INVESTMENT SECURITIES        SHORT SECURITIES
                           ----------------------------     ----------------
     FUND                   PURCHASES          SALES             SALES
     ------------------    -----------      -----------        ----------
     Focus                 $30,667,670      $54,972,822        $       --
     Long-Short Neutral     19,281,005       10,514,280         8,900,802
     High Yield             35,763,561       40,011,396                --
     Municipal                 796,379        6,649,325                --


NOTE 4. CAPITAL SHARES

     Transactions in capital shares for each period were as follows:

                                                                  FOCUS FUND
                         ----------------------------------------------------------------------------------------------------------
                                        INSTITUTIONAL                                         COMMON
                         -------------------------------------------------   ------------------------------------------------------
                         FOR THE YEAR ENDED          FOR THE YEAR ENDED      FOR THE YEAR ENDED    FOR THE PERIOD OCTOBER 30, 1998*
                           AUGUST 31, 2000             AUGUST 31, 1999         AUGUST 31, 2000       THROUGH AUGUST 31, 1999
                         ------------------------ ------------------------   --------------------  --------------------------------
                           SHARES       VALUE          SHARES     VALUE       SHARES     VALUE           SHARES           VALUE
                         ---------   ------------     -------   ----------   -------   ----------        ------         --------
Shares sold                492,615   $  8,749,735     420,175   $7,478,114   176,045   $3,150,183         5,210         $102,064
Shares issued in
   reinvestment of
   dividends                86,539      1,293,067       2,776       49,578     4,960       75,842            --               --
Shares repurchased      (1,782,034)   (27,333,275)   (387,514)  (7,367,592)  (41,610)    (757,584)         (479)          (8,302)
                         ---------   ------------    --------   ----------   -------   ----------          ----         --------
Net increase/(decrease) (1,202,880)  $(17,290,473)     35,437   $  160,100   139,395   $2,468,441         4,731         $ 93,762
                         =========   ============    ========   ==========   =======   ==========         =====         ========

                                                        LONG-SHORT MARKET NEUTRAL FUND
                          ---------------------------------------------------------------------------------------------------------
                                        INSTITUTIONAL                                         COMMON
                         -------------------------------------------------   ------------------------------------------------------
                         FOR THE YEAR ENDED          FOR THE YEAR ENDED      FOR THE YEAR ENDED   FOR THE PERIOD SEPTEMBER 8, 1998*
                           AUGUST 31, 2000             AUGUST 31, 1999         AUGUST 31, 2000       THROUGH AUGUST 31, 1999
                         ------------------------   ----------------------   --------------------  --------------------------------
                           SHARES         VALUE       SHARES      VALUE      SHARES      VALUE           SHARES       VALUE
                         ---------    -----------   --------- ------------   -------  -----------       ---------  ------------
Shares sold                141,588    $ 2,105,343   2,702,645 $ 40,468,228   190,472  $ 2,886,336       3,454,318  $ 51,387,127
Shares issued in
   reinvestment of
   dividends                21,825        307,514       5,561       82,361     8,769      124,965          16,915       250,336
Shares repurchased        (268,139)    (3,928,705) (2,705,769) (39,525,343) (191,177)  (2,885,304)     (3,338,435)  (49,530,584)
                          --------    -----------   --------- ------------   -------  -----------       ---------  ------------
Net increase/(decrease)   (104,726)   $(1,515,848)      2,437 $  1,025,246     8,064  $   125,997         132,798  $  2,106,879
                          ========    ===========   ========= ============   =======  ===========       =========  ============


                                                                HIGH YIELD FUND
                          -----------------------------------------------------------------------------------------------------
                                        INSTITUTIONAL                                         COMMON
                         -------------------------------------------------  ---------------------------------------------------
                            FOR THE YEAR ENDED       FOR THE YEAR ENDED        FOR THE YEAR ENDED          FOR THE YEAR ENDED
                             AUGUST 31, 2000          AUGUST 31, 1999            AUGUST 31, 2000             AUGUST 31, 1999
                         ------------------------ ------------------------  -------------------------   -----------------------
                           SHARES        VALUE       SHARES       VALUE       SHARES       VALUE         SHARES        VALUE
                         ----------  ------------   ---------  -----------   ---------   ------------   ---------   -----------
Shares sold              2,155,537   $ 32,053,915   2,505,861  $39,359,915   1,632,299   $ 24,548,579   2,499,612   $39,264,516
Shares issued in
   reinvestment of
   dividends               598,187      8,761,962     508,551    7,926,308     118,785      1,750,906     105,404     1,641,508
Shares repurchased      (2,275,997)   (33,390,183) (2,470,735) (38,614,790)  2,444,588)   (37,113,318)   (427,403)   (6,757,008)
                        ----------   ------------   ---------  -----------   ---------   ------------   ---------   -----------
Net increase/(decrease)    477,727   $  7,425,694     543,677  $ 8,671,433    (693,504)  $(10,813,833)  2,177,613   $34,149,016
                        ==========   ============   =========  ===========   =========   ============   =========   ===========

* Inception Date.


                                       43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)



NOTE 4. CAPITAL SHARES (CONTINUED)

                                                              MUNICIPAL BOND FUND
                        ---------------------------------------------------------------------------------------------------------
                                        INSTITUTIONAL                                         COMMON
                        --------------------------------------------------  ------------------------------------------------------
                           FOR THE YEAR ENDED        FOR THE YEAR ENDED      FOR THE YEAR ENDED   FOR THE PERIOD OCTOBER 30, 1998*
                             AUGUST 31, 2000           AUGUST 31, 1999         AUGUST 31, 2000       THROUGH AUGUST 31, 1999
                        -------------------------  ----------------------- ---------------------- --------------------------------
                          SHARES         VALUE        SHARES      VALUE       SHARES      VALUE        SHARES       VALUE
                        ----------   ------------   ---------  -----------   -------     --------     -------      --------
Shares sold                  5,754    $    80,042     179,990  $ 2,675,315    25,803     $369,861      15,816      $236,022
Shares issued in
   reinvestment of
   dividends                58,141        817,246      86,580    1,287,465       929       13,086         279         4,072
Shares repurchased        (621,552)    (8,787,386)   (168,278)  (2,507,954)   (5,265)     (74,484)     (1,335)      (20,081)
                          --------    -----------    --------  -----------    ------     --------      ------      --------
Net increase/(decrease)   (557,657)   $(7,890,098)     98,292  $ 1,454,826    21,467     $308,463      14,760      $220,013
                          ========    ===========    ========  ===========    ======     ========      ======      ========

*Inception Date.

     On August 31, 2000, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                                       NUMBER OF   APPROXIMATE PERCENTAGE
                                                     SHAREHOLDERS   OF OUTSTANDING SHARES
                                                     ------------  ----------------------
     European Equity Common shares                         2                78.75%
     Long-Short Market Neutral Institutional shares        5                92.83
     Long-Short Market Neutral Common shares               3                90.48
     High Yield Institutional shares                       2                60.60
     High Yield Common shares                              3                77.01
     Municipal Institutional shares                        2                72.57
     Municipal Common shares                               3                90.49
     Focus Fund Institutional shares                       4                87.89
     Focus Fund Common shares                              2                34.33

NOTE 5. LINE OF CREDIT

     The Funds, together with other funds advised by CSAM, have established a $350 million committed and a $75 million uncommitted, unsecured, line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agents, Bank of Nova Scotia as syndication agent and certain other lender, for temporary or emergency purposes primarily relating to unanticipated Fund share redemption. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility, which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various funds. In addition the participating funds will pay interest on borrowing at the Federal funds rate plus .50%. During the year ending August 31, 2000, the following fund had borrowings under the line of credit agreement.


                                   AVERAGE DAILY     AVERAGE       MAXIMUM DAILY   LOAN OUTSTANDING
      PORTFOLIO                    LOAN BALANCE  INTEREST RATE % LOAN OUTSTANDING     AT 08/31/00
     ----------                    ------------- --------------- ----------------  ----------------
     High Yield                       $12,055             6.00%      $4,400,000           $0

NOTE 6. CAPITAL LOSS CARRYOVER

     At August 31, 2000, capital loss carryovers were available to offset future realized gains as follows: $483,438 in Long-Short Neutral which expires in 2008, $139,168 in Municipal which expires in 2008, and $17,408,723 in High Yield of which $6,869,153 expires in 2001, $4,986,021 expires in 2003, $3,354,749 expires in 2005, $341,638 expires in 2007 and $1,857,162 expires in 2008.


                                       44
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                            THE WARBURG PINCUS FUNDS
                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Warburg, Pincus Focus Fund, Inc.
Warburg, Pincus Long-Short Market Neutral Fund, Inc.
Warburg, Pincus High Yield Fund, Inc.
Warburg, Pincus Municipal Bond Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities including the schedules of investments of Warburg, Pincus Focus Fund, Inc., Warburg, Pincus Long-Short Market Neutral Fund, Inc., Warburg, Pincus High Yield Fund, Inc., and Warburg, Pincus Municipal Bond Fund, Inc., (all funds collectively referred to as the "Funds") as of August 31, 2000, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of the Funds at August 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years (or periods) in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP

Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania
October 13, 2000


                                       45
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
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                            THE WARBURG PINCUS FUNDS
                             TAX INFORMATION LETTERS



IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS (UNAUDITED)

     Corporate shareholders should note for the year ended August 31, 2000, the percentage of Fund's investment income (i.e., net investment income plus short-term capital gains) that qualifies for the intercorporate dividends received deductions is as follows:

     FUND                                                   PERCENTAGE
     ----                                                   ----------
     Warburg Pincus Focus Fund                                  3.43%
     Warburg Pincus Long-Short Market Neutral Fund             50.39%


IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF WARBURG PINCUS MUNICIPAL BOND FUND (UNAUDITED)

     In the twelve months ended August 31, 2000, (the end of the fiscal year), 87% of the dividends paid by the Fund were exempt-interest dividends for the purpose of federal income taxes and free from such taxes. In addition, none of such dividends were attributable to interest on private activity bonds which must be included in federal alternative minimum taxable income for purposes of determining liability for federal alternative minimum tax.

     In January 2001, you will be furnished with a schedule of the yearly percentage breakdown by state or U.S. possession of the source of interest earned by the Fund in 2000. It is suggested that you consult your tax advisor concerning the applicability of State and local taxes to dividends paid by the Fund during the year.


IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

     During the year ended August 31, 2000, the Fund's declared the following dividends from realized capital gains:

                                               SHORT-TERM        LONG-TERM
                                              CAPITAL GAIN     CAPITAL GAIN
                                                PER SHARE        PER SHARE
                                              ------------     ------------
     Warburg Pincus Focus Fund                   4.6041           1.0982
     Warburg Pincus Municipal Bond Fund          0.0235               --



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